                                                                  EXHIBIT 10.21

                                 LEASE AGREEMENT


                                 by and between



                         THE EXCHANGE AT MEADOWMONT LLC

                                    LANDLORD

                                       and

                                   POZEN INC.

                                     TENANT

                         Dated as of: November 21, 2001
                                      -----------

                                                                     HDL/JEB
                                                                     -------
                                                                    INITIALS

ARTICLE 1 - LEASED PREMISES                                                1

1.01     Leased Premises.                                                  1

ARTICLE 2 - BASIC LEASE PROVISIONS                                         1

2.01     Basic Lease Provisions.                                           1

ARTICLE 3 - TERM AND POSSESSION                                            2

3.01     Term.                                                             2

3.02     Commencement.                                                     2

3.03     Tenant's Delay.                                                   3

3.04     Tenant's Possession.                                              3

3.05     Acceptance of Leased Premises.                                    3

3.06     Holdover.                                                         3

ARTICLE 4 - RENT AND SECURITY FOR THE LEASE                                3

4.01     Base Rent.                                                        3

4.02     Payment of Rent.                                                  4

4.03     Additional Rent.                                                  4

4.04     Operating Expense and Real Estate Tax Adjustment.                 4

4.05     Cost of Living Adjustment.                                        6

4.06     Security for the Lease.                                           6

4.07     Late Charge.                                                      6

ARTICLE 5 - SERVICES                                                       7

5.01     Services.                                                         7

ARTICLE 6 - USE AND OCCUPANCY                                              7

6.01     Use.                                                              7

6.02     Care of the Leased Premises.                                      7

6.03     Entry for Repairs and Inspection.                                 7

6.04     Compliance with Laws; Rules of Building.                          8

6.05     Access to Building.                                               8

6.06     Peaceful Enjoyment.                                               8

6.07     Relocation.                                                       8

ARTICLE 7 - CONSTRUCTION, ALTERATIONS AND REPAIRS                          8

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                                                                   Initials

7.01     Construction.                                                     8

7.02     Alterations.                                                      8

7.03     Repairs by Landlord.                                              9

7.04     Repairs by Tenant.                                                9

ARTICLE 8 - CONDEMNATION, CASUALTY, INSURANCE AND INDEMNITY                9

8.01     Condemnation.                                                     9

8.02     Damages from Certain Causes.                                      9

8.03     Fire Clause.                                                     10

8.04     Insurance Policies.                                              10

8.05     Hold Harmless.                                                   10

8.06     Waiver of Subrogation Rights.                                    10

8.07     Limitation of Landlord's Personal Liability.                     11

ARTICLE 9 - LANDLORD'S LIEN, DEFAULT, REMEDIES AND SUBORDINATION          11

9.01     Lien for Rent.                                                   11

9.02     Default by Tenant.                                               11

9.03     Non Waiver.                                                      11

9.04     Attorney's Fees.                                                 11

9.05     Subordination; Estoppel Certificate.                             11

9.06     Attornment.                                                      12

9.07     Accord and Satisfaction.                                         12

ARTICLE 10 - ASSIGNMENT AND SUBLEASE                                      12

10.01    Assignment or Sublease.                                          12

10.02    Assignment by Landlord.                                          12

ARTICLE 11 - NOTICES AND MISCELLANEOUS                                    12

11.01    Notices.                                                         13

11.02    Miscellaneous.                                                   13

ARTICLE 12 - ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES                15

12.01    ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES.                   15

                                                                      HDL/JEB
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                                                                     Initials

                                    EXHIBITS
                                    --------

      A-1       -       Floor Plan(s) of the Leased Premises

      A-2       -       The Land

      A-3       -       The Project

      B         -       Acceptance of Leased Premises Memorandum

      C         -       Workletter Agreement

      C-1       -       Schematic Space Plan

      D         -       Building Rules

      E         -       Form of Estoppel Certificate

      F         -       HVAC Schedule

      G         -       Renewal Options

      H         -       First Offer Rights

      I         -       Janitorial Specifications

                                                                   HDL/JEB
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                                                                  Initials

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (this "Lease") is made and entered into on this 21st day of November, 2001, by and between The Exchange at Meadowmont LLC, a North Carolina limited liability company ("Landlord"), and Pozen Inc., a Delaware corporation authorized to conduct business in the State of North Carolina ("Tenant"), on the terms and conditions set forth below.

                           ARTICLE 1 - LEASED PREMISES

         1.01   Leased Premises.

         Landlord leases to Tenant and Tenant leases from Landlord the space (the "Leased Premises") set forth in Subsections (a) and (b) of the Basic Lease
                                     -----------------------
Provisions below and shown on the floor plan(s) attached hereto as Exhibit A-1
                                                                   -----------
upon the terms and conditions set forth in this Lease. The office building in which the Leased Premises are located, the land on which the office building is located (the "Land", described on Exhibit A-2 attached hereto), the parking
                                  -----------
facilities and all improvements and appurtenances to the building are collectively referred to as the "Building". The Building and any larger complex of which the Building is a part are collectively referred to as the "Project", as shown on the map attached hereto as Exhibit A-3.
                                       -----------

                       ARTICLE 2 - BASIC LEASE PROVISIONS

         2.01   Basic Lease Provisions.

         The following provisions set forth various basic terms of this Lease and are sometimes referred to as the "Basic Lease Provisions".

                (a)   Building Name:                  Exchange West
                      Address:                        1414 Raleigh Road
                                                      Chapel Hill, North
                                                      Carolina  27517

                (b)   Floor(s):                       Fourth (4th)
                      Suite #:                        400
                      Square Feet Area:               17,009

                (c)   Total Area of Building:         133,820  square feet

                (d)   Annual Base Rent:               see chart below (see chart
                                                      below  per square foot)
                      Monthly Base Rent:              see chart below

       -----------------------------------------------------------------------------------------------------------------------
                Dates             Price Per Square Foot   Square      Aggregate Rent for Time         Monthly Base Rent
                                       (rounded)           Feet             Specified
       -----------------------------------------------------------------------------------------------------------------------
        2/15/02 through 6/30/02     $20.95 but Base Rent    17,009           $      0.00                   $   0.00
                                           abated
       -----------------------------------------------------------------------------------------------------------------------
         7/1/02 through 7/31/02     $20.95 but Base Rent    17,009  $5,246.73 (blended rate for 17  $5,246.73 (for 17 days)
                                  abated for first 14 days                      days)
                                     + $20.95 Base Rent
                                  reduced to $6.75 for 17
                                            days

       -----------------------------------------------------------------------------------------------------------------------
         8/1/02 through 2/28/03     $20.95 but Base Rent    17,009           $ 66,972.92                   $9,567.56
                                      reduced to $6.75
       -----------------------------------------------------------------------------------------------------------------------
         3/1/03 through 3/31/03     $20.95 but Base Rent    17,009  $7,317.72 (blended rate for 1          $7,317.72
                                    reduced to $6.75 for                        month)
                                   first 14 days + $21.38
                                   minus Rent Credit (as
                                  defined in Section 4.01)
                                             ------------
                                        for 17 days
       -----------------------------------------------------------------------------------------------------------------------
         4/1/03 through 8/31/03   $21.38 minus Rent Credit  17,009           $ 27,324.55                   $ 5,464.91
       -----------------------------------------------------------------------------------------------------------------------
         9/1/03 through 9/30/03    $21.38 minus remaining   17,009  $19,083.47 (blended rate for 1         $19,083.47
                                   balance of Rent Credit                       month)
                                    for first 14 days +
                                 $21.38/sq. ft. for 16 days
       -----------------------------------------------------------------------------------------------------------------------
        10/1/03 through 2/29/04            $21.38           17,009           $151,493.50                   $30,298.70
       -----------------------------------------------------------------------------------------------------------------------
         3/1/04 through 2/28/05            $21.81           17,009           $371,047.56                   $30,920.63
       -----------------------------------------------------------------------------------------------------------------------
         3/1/05 through 2/28/06            $22.27           17,009           $378,734.64                   $31,561.22
       -----------------------------------------------------------------------------------------------------------------------
         3/1/06 through 2/28/07            $22.73           17,009           $386,652.36                   $32,221.03
       -----------------------------------------------------------------------------------------------------------------------
         3/1/07 through 2/29/08            $23.21           17,009           $394,807.56                   $32,900.63
       -----------------------------------------------------------------------------------------------------------------------
         3/1/08 through 2/28/09            $23.71           17,009           $403,207.44                   $33,600.62
       -----------------------------------------------------------------------------------------------------------------------
         3/1/09 through 2/28/10            $24.21           17,009           $411,859.32                   $34,321.61
       -----------------------------------------------------------------------------------------------------------------------

                                                                        HDL/JEB
                                                                        --------
                                                                        Initials

               (e)   Base Operating Expense Factor:     $4.75 per square foot
                     Base Real Estate Tax Stop          $2.00 per square foot

               (f)   Parking:                           4 spaces per 1,000 square feet of space
                     Monthly Rent per Parking Space:    N/A

               (g)   Term:                              8 Year(s)   0 Month(s) 0 Day(s)

               (h)   Target Commencement Date:          February 15, 2002
                     Target Expiration Date:            February 28, 2010

               (i)   Security for the Lease:            Letter of Credit - see Section 4.06
                                                                               ------------

               (j)   Permitted Use:                     General business use

               (k)   Addresses for notices and other communications under this
                     Lease:

                     Landlord                           Tenant
                     --------                           ------
                     The Exchange at Meadowmont LLC     Pozen Inc.
                     c/o Capital Associates             1414 Raleigh Road, Suite 400
                     1100 Crescent Green, Suite 115     Chapel Hill, North Carolina  27517
                     Cary, North Carolina 27511         Attn:  Matt Czajkowski
                     (919) 233-9901                     Ph: (919) 490-0012


               (l)   Broker:                            Capital Associates
                     Co-Broker:                         MetaSystems, Inc., d/b/a MetaPartners

                         ARTICLE 3 - TERM AND POSSESSION

         3.01  Term.

         This Lease shall be and continue in full force and effect for the term set forth in Subsection 2.01(g). Subject to the remaining provisions of this
             ------------------
Article, the Term shall commence on the Target Commencement Date shown in Subsection 2.01(h) and shall expire, without notice to Tenant, on the Target
------------------
Expiration Date shown in Subsection 2.01(h); provided, however, that if the
                         ------------------
Commencement Date is other than the first (1/st/) day of the month, the Expiration Date shall nevertheless be the last day of the last month of the Term. Such term, as it may be modified, renewed and extended pursuant to Exhibit
                                                                         -------
G, is herein called the "Term".
-

         3.02     Commencement.

         Subject to Section 3.03 hereof, if on the Target Commencement Date any
                    ------------
of the work described in Exhibit C that is required to be performed by Landlord
                         ---------
at Landlord's expense (or by Landlord at Tenant's expense pursuant to paragraph 1 of Exhibit C) to prepare the Leased Premises for occupancy has not been
     ---------
substantially completed, or if Landlord is unable to tender possession of the Leased Premises to Tenant on the Target Commencement Date due to any other reason beyond the reasonable control of Landlord, the hereinafter defined Commencement Date (and commencement of installments of Base Rent), shall be postponed until the work to be performed in the Leased Premises at Landlord's expense (or by Landlord at Tenant's expense pursuant to paragraph 1 of Exhibit
                                                                       -------
C) is substantially completed, and the postponement shall operate to extend the
-
Expiration Date in order to give full effect to the stated duration of the Term, provided, however, in no event shall Base Rent payments by Tenant commence prior to February 15, 2002. Except as set forth below, the deferment of installments of Base Rent shall be Tenant's exclusive remedy for postponement of the Commencement Date, and Tenant shall have no, and waives any, claim against Landlord because of any such delay. If the postponement shall continue for more than forty-five (45) days beyond the Target Commencement Date, and such postponement is due to delay(s) within Landlord's reasonable control to cure, Landlord shall permit Tenant to occupy the Leased Premises when it is ready for total occupancy Base Rent free for one (1) day for each day during the time which the Leased Premises is not ready for total occupancy after forty-five (45) days beyond the Target Commencement Date; provided, however, that the Target Commencement Date shall be extended one (1) day for each day of delay caused by Tenant, the Town of Chapel Hill, North Carolina, acts of God, strikes, labor disputes, riots, war or insurrection, or any other delay(s) not within Landlord's reasonable control. If the postponement shall continue for more than sixty (60) days beyond the Target Commencement Date, and such postponement is due to delay(s) within Landlord's reasonable control to cure, Landlord shall permit Tenant to occupy the Leased Premises when it is ready for total occupancy Base Rent free for two (2) days for each day during the time which the Leased Premises is not ready for total occupancy after sixty (60) days beyond the Target Commencement Date; provided, however, that the Target Commencement Date shall be extended one (1) day for each day of delay caused by Tenant, the Town of Chapel Hill, North Carolina, acts of God, strikes, labor disputes, riots, war or insurrection, or any other delay(s) not within Landlord's reasonable control. The Leased Premises shall be deemed to be ready for total occupancy upon the issuance by the Town of Chapel Hill, North Carolina, of a certificate of occupancy. Landlord agrees to exercise reasonable best efforts in completing the Upfit (as defined in Exhibit C), including obtaining any permits from the Town
                     ---------
of Chapel Hill, North Carolina, in order to complete the Upfit by the Target Commencement Date.

                                                                        HDL/JEB
                                                                        --------
                                                                        Initials

         3.03   Tenant's Delay.

         No delay in the completion of the Leased Premises resulting from delay or failure on the part of Tenant in furnishing information or other matters required in Exhibit C, and no delay resulting from the completion of work, if
            ---------
any, that is to be performed at Tenant's expense pursuant to paragraph 3 of Exhibit C, shall delay the Commencement Date, Expiration Date or commencement of
---------
payment of Rent (as defined in Subsection 4.02 below).
                               ---------------

         3.04   Tenant's Possession.

         Except as specifically set forth in Exhibit C, paragraph 7, if, prior
                                             ---------
to the Commencement Date, Tenant shall enter into possession of all or any part of the Leased Premises, the Term, the payment of monthly installments of Base Rent and all other obligations of Tenant to be performed during the Term shall commence on, and the Commencement Date shall be deemed to be, the date of such entry; provided, no such early entry shall operate to change the Expiration Date.

         3.05   Acceptance of Leased Premises.

         Tenant shall confirm its acceptance of the Leased Premises by execution of the Acceptance of Leased Premises Memorandum attached hereto as Exhibit B. If
                                                                   ---------
the actual commencement date ("Commencement Date") and actual expiration date ("Expiration Date") are different from the Target Commencement Date and the Target Expiration Date, respectively, as set forth in Subsection 2.01(h),
                                                      ------------------
Landlord and Tenant shall execute an amendment to the Lease setting forth such actual dates. If such amendment is not executed, the Commencement Date and Expiration Date shall be conclusively deemed to be the Target Commencement Date and the Target Expiration Date set forth in Subsection 2.01(h).
                                            ------------------

         3.06   Holdover.

         If Tenant shall remain in possession of the Leased Premises after the expiration or earlier termination of this Lease without the execution of a new lease or an amendment to this Lease extending the Term, Tenant shall become a tenant-at-sufferance, and for a period of sixty (60) days after such termination or expiration, as the case may be, shall pay daily rent at one hundred fifty percent (150%) of the per day Rent (as defined in Section 4.02) payable with
                                                  ------------
respect to the last full calendar month immediately prior to the end of the Term or termination of this Lease, but otherwise shall be subject to all of the terms, conditions, provisions and obligations of this Lease and such tenancy may be terminated at any time on seven (7) days' prior written notice. After such sixty (60) day period Tenant shall continue to be a tenant-at-sufferance, terminable on one (1) day's notice, and shall pay daily rent at double the per day Rent payable with respect to the last full calendar month immediately prior to the end of the Term or termination of this Lease, but otherwise shall be subject to all of the obligations of Tenant under this Lease. Tenant shall indemnify Landlord (i) against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Leased Premises effective upon the termination or expiration of this Lease, and (ii) for all other losses, costs and expenses, including consequential damages and reasonable attorneys' fees, sustained or incurred by reason of such holding over.

                   ARTICLE 4 - RENT AND SECURITY FOR THE LEASE

         4.01   Base Rent.

         Tenant agrees to pay to Landlord rent ("Base Rent") throughout the Term in the amount of the Annual Base Rent set forth in Subsection 2.01(d). Unless
                                                   ------------------
otherwise set forth in this Lease, Base Rent shall be payable in monthly installments in the amount set forth in Subsection 2.01(d) ("Monthly Base Rent")
                                        ------------------
in advance and without demand, deduction or offset, on the first day of each and every calendar month during the Term. If the Commencement Date is not the first day of a month, Tenant shall be required to pay on the Commencement Date a pro rata portion of the Monthly Base Rent for the first partial month of the Term. Notwithstanding the foregoing, the payment of Base Rent shall be waived for the first (1/st/) five (5) months of the Term (as calculated from the Target Commencement Date), and Tenant shall thereafter commence paying Base Rent in the sixth (6/th/) month of the Term, which Base Rent shall be reduced to Six Dollars and Seventy-five Cents ($6.75) per square foot contained in the Leased Premises through the end of the thirteenth (13/th/) month of the Term. Notwithstanding the foregoing, Landlord shall provide Tenant with an additional Base Rent credit in an amount equal to the rent being paid by Tenant to another landlord at Tenant's subleased spaces at Quadrangle V (approximately 5,938 square feet of space leased, expiring February 28, 2003, and approximately 1,286 square feet of space leased, expiring December 31, 2002, such subleased spaces to be deemed "Tenant's Other Premises" herein), in an amount equal to One Hundred Forty-nine Thousand Two Dollars and Seventy-one Cents ($149,002.71) (the "Rent Credit"), which Rent Credit shall be applied in equal monthly installments of Twenty-four Thousand Eight Hundred Thirty-three Dollars and Seventy-nine Cents ($24,833.79) against Tenant's Base Rent from the fourteenth (14/th/) month of the Term through the end of the nineteenth (19/th/) month of the Term. In the event that Tenant's Other Premises (i) are partially or fully leased with a rent-paying tenant, or (ii) the landlord for Tenant's Other Premises relieves Tenant of any or all of Tenant's rental obligations for Tenant's Other Premises for any reason whatsoever on or before the expiration dates of such lease or sublease agreement as set forth herein, then the amount of the Rent Credit shall be reduced by the amount of the rent any new tenant is paying for Tenant's Other Premises or the amount of relief the landlord has granted to Tenant, as the case may be, and the Base Rent chart set forth in Subsection 2.01(d) of the Lease shall be amended
                             ------------------
accordingly. Beginning in the twentieth (20/th/) month of the Lease, Tenant shall commence paying full Base Rent. The rental abatement, rent reduction and Rent Credit (subject to adjustment as set forth above), and Base Rent payment due dates are all illustrated in the chart contained in Subsection 2.01(d) of
                                                        ------------------
the Lease.

                                                                        HDL/JEB
                                                                        -------
                                                                        Initials

         4.02     Payment of Rent.

         As used in this Lease, "Rent" shall mean the Base Rent, Additional Rent (defined below) and all other amounts required to be paid by Tenant in this Lease. The Rent shall be paid at the times and in the amounts provided herein in legal tender of the United States of America to Landlord at its address specified in Subsection 2.01(k) above, or to such other person or at such other
             ------------------
address as Landlord may from time to time designate in writing. The Rent shall be paid without notice, demand, abatement, deduction or offset except as may be expressly set forth in this Lease.

         4.03     Additional Rent.

         The term "Additional Rent" shall mean the total of the "Operating Expense and Real Estate Tax Adjustment", as such term is defined below, and any other amounts in addition to Base Rent which Tenant is required to pay to Landlord under this Lease.

         4.04     Operating Expense and Real Estate Tax Adjustment.

         If the Operating Expenses (defined below) or the real estate taxes for the Building for any calendar year, expressed on a per square foot basis, exceed the Base Operating Expense Factor or the Base Real Estate Tax Stop each of which is specified in Subsection 2.01(e), Tenant shall pay to Landlord increased Rent
                ------------------
(an "Operating Expense and Real Estate Tax Adjustment") in an amount equal to the product of such excess times the square footage of the Leased Premises as stated in Subsection 2.01(b). The Operating Expense and Real Estate Tax
          ------------------
Adjustment shall be payable in monthly installments on the first day of each calendar month based on Landlord's estimate of the Operating Expenses and real estate taxes for the then current year. Landlord may at any time give Tenant written notice specifying Landlord's estimate of the Operating Expenses or real estate taxes for the then current calendar year or the subsequent calendar year and specifying the Operating Expense and Real Estate Tax Adjustment to be paid by Tenant for each such year, and Tenant shall adjust its payments accordingly beginning with the monthly installment immediately following Landlord's notice. Within one hundred twenty (120) days after the end of each calendar year, Landlord shall give written notice to Tenant specifying the actual Operating Expenses and real estate taxes for the prior calendar year and any necessary adjustment to the Operating Expense and Real Estate Tax Adjustment paid by Tenant for that calendar year. Tenant shall pay any deficit amount to Landlord within thirty (30) days after receipt of Landlord's written notice. Any excess payment by Tenant for the prior calendar year shall be refunded to Tenant within sixty (60) days of the delivery of Landlord's written notice. (Any excess payment during the last year of the Term shall be refunded to Tenant within thirty (30) days of the delivery of Landlord's written notice.) Notwithstanding the foregoing, if the Operating Expenses or real estate taxes in calendar year 2002 exceed the Base Operating Expense Factor or the Base Real Estate Tax Stop set forth in Subsection 2.01(e), Tenant shall not be required to pay any
             ------------------
Operating Expense and Real Estate Tax Adjustment for calendar year 2002, and if the Operating Expenses or real estate taxes in calendar year 2002 are below the Base Operating Expense Factor or the Base Real Estate Tax Stop, Landlord shall not be required to refund any sums to Tenant for calendar year 2002. Further notwithstanding, Operating Expenses which are controllable by Landlord shall not increase annually by more than six percent (6%) per year for purposes of determining Tenant's annual Operating Expense and Real Estate Tax Adjustment. There shall be no such limitation with respect to real estate taxes, insurance or utilities. Tenant shall have the right, one (1) time per year, upon written notice to Landlord, within ninety (90) days of receipt of the Operating Expense and real estate tax statement, to have Landlord's books and records relating solely to Operating Expenses and real estate taxes contained in that statement, reviewed. If Landlord's calculation of Operating Expenses or real estate taxes fails to comply with the requirements of this Section 4.04 or contains any other
                                              ------------
error, as determined by the review, Tenant's past payments of Operating Expenses or real estate taxes for the subject year shall be adjusted in accordance with the results of the review, and appropriate payments shall be made by Landlord or Tenant, as the case may be, within forty-five (45) days after completion of the review. All books and records necessary to accomplish any review permitted under this section shall be retained by Landlord for a period of one (1) year, and shall be made available to the person conducting the review at the Building, Project or the office of Landlord's property manager, during normal business hours. All of Landlord's and Tenant's costs of the review shall be paid by Tenant unless the review reveals that Operating Expenses and real estate taxes were misstated by seven and one-half percent (7.5%) or more in the calendar year reviewed, in which case Landlord shall reimburse Tenant for its costs of the review. The provisions of this paragraph shall survive the cancellation or termination of this Lease.

         The term "Operating Expenses" shall mean, except as otherwise specified in this definition, all expenses, costs, and disbursements of every kind and nature, computed on an accrual basis, which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building, or Landlord's efforts to reduce Operating Expenses to the extent that they reduce Operating Expenses in the current or future years, but not to exceed the total cost of the expenditure, including, without limitation: (1) wages and salaries of all employees to an extent commensurate with such employees' involvement in the operation, repair, replacement, maintenance, and security of the Building, including, without limitation, amounts attributable to the employer's Social Security Tax, unemployment taxes, and insurance, and any other amount which may be levied on such wages and salaries, and the cost of all insurance and other employee benefits related thereto; (2) all supplies and materials used in the operation, maintenance, repair, replacement and security of the Building; (3) the rental costs of any and all leased capital improvements and the annual costs of any and all capital improvements made to the Building which, although capital in nature, can reasonably be expected to reduce the normal operating costs of the Building, to the extent of the lesser of such expected reduction in Operating Expenses or the annual cost of such capital improvements, as well as all capital improvements made in order to comply with any legal requirement hereafter promulgated by any governmental authority including, but not limited to, requirements relating to the environment, energy, conservation, public safety, access for the disabled or security, as amortized over the useful life of such improvements by Landlord for federal income tax purposes; (4) the cost of all utilities, other than the cost of electricity supplied to tenants of the Building which is separately metered and reimbursed to Landlord by such tenants; (5) the cost of all maintenance and service agreements with respect to the operation of the Building or any part thereof, including, without limitation, management fees, alarm service, equipment, window cleaning, elevator maintenance, landscape maintenance, and parking area maintenance and operation; (6) the cost of all insurance relating to the Building, including, without limitation, casualty and liability insurance applicable to the Building and Landlord's

                                                                       HDL/JEB
                                                                       -------
                                                                      Initials
personal property used in connection therewith; (7) all taxes and assessments and governmental charges except for real estate taxes for the Building, whether federal, state, county, or municipal, and whether by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, including all taxes levied or assessed against or for leasehold improvements and any other taxes and assessments attributable to the Building and/or the operation thereof, together with the reasonable cost (including attorneys, consultants and appraisers) of any negotiation, contest or appeal pursued by Landlord in an effort to reduce any such tax, assessment or charge, excluding, however, federal and state taxes on Landlord's income, but including all rental, sales, use and occupancy taxes or other similar taxes, if any, levied or imposed by any city, state, county, or other governmental body having jurisdiction; and
(8) the cost of all repairs, replacements, removals and general maintenance with respect to the Building. Specifically excluded from Operating Expenses are expenses for capital improvements made to the Building, other than capital improvements described in clause (3) of this definition and except for items which, though capital for accounting purposes, are properly considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies and like items; expenses for repair, replacement and general maintenance paid by proceeds of insurance or by Tenant or other third parties; alterations attributable solely to tenants of the Building other than Tenant; depreciation of the Building; leasing commissions; and federal and state income taxes imposed on Landlord.

         Notwithstanding anything to the contrary in the definition of Operating Expenses set forth in the Lease, Operating Expenses shall not include the following:

         (i)    any ground lease rental;

         (ii) capital expenditures required by Landlord's failure to comply with laws enacted on or before the date the Building's temporary certificate of occupancy or the equivalent is validly issued; provided, however, the capital expenditures incurred by Landlord and required by laws enacted after the date the Building's temporary certificate of occupancy or the equivalent is validly issued shall be amortized over the useful life of such capital expenditures, and such amortization amount shall be considered an Operating Expense;

         (iii) costs incurred by Landlord for the repair of damage to the Building, to the extent Landlord is reimbursed by insurance proceeds;

         (iv) expenses in connection with services or other benefits which are not available to Tenant or for which Tenant is charged directly but which are not provided to another tenant or occupant of the Building;

         (v) any cost associated with leasing or marketing other space in the Project, including tenant improvements, advertising, lease commissions, legal fees to negotiate the lease, space planning or marketing material;

         (vi) interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building or the property on which the Building stands;

         (vii) Landlord's general corporate overhead and general and administrative expenses, other than charges for property management and in-house labor provided for maintenance of the property;

         (viii) electric power costs for which any tenant directly contracts with the local public service company;

         (ix) costs incurred in connection with upgrading the Building to comply with handicap, life, fire and safety codes in effect prior to the date the temporary certificate of occupancy for the Building or the equivalent is issued;

         (x) tax penalties incurred as a result of Landlord's negligence or inability or unwillingness to make payments when due;

         (xi) costs arising from Landlord's charitable or political contributions;

         (xii) costs arising from earthquake insurance to the extent coverage exceeds the coverage carried by landlords of other buildings comparable to the Building;

         (xiii) federal and state income and franchise taxes of Landlord or any other such taxes not in the nature of real estate taxes, except taxes on rent;

         (xiv) costs of selling, financing, syndicating or hypothecating the interest of Landlord in the Building, Land, or Project;

         (xv) legal and other costs associated with the mortgaging, refinancing or sale of the Building or any interest therein;

         (xvi) any costs and expenses related to or incurred in connection with disputes with tenants of the Building or Land or any lender for the Building or Land; and

         (xvii) salaries, wages or other compensation paid to officers or executives of Landlord above the level of property manager in their respective capacities.

                                                                        HDL/JEB
                                                                        -------
                                                                        Initials

         If, during all or part of any calendar year, the Building is less than 95% occupied, or if Landlord is providing less than 95% of the Building with any item or items of work or service which would constitute an Operating Expense hereunder, then the amount of the Operating Expenses and real estate taxes for such period shall be adjusted to include any and all real estate taxes and any items enumerated under the definition of Operating Expenses set forth in this Subsection which Landlord reasonably determines Landlord would have incurred if the Building had been at least 95% leased and occupied with all tenant improvements constructed or if Landlord had been providing such item or items of work or service to at least 95% of the Building. If the actual occupancy of the Building is between 95% and 100%, then the actual occupancy percentage shall be used for this computation. If Landlord increases the amount of Operating Expenses and real estate taxes as set forth above, Landlord shall utilize the same percentage rate for determining the total square footage of the Building when determining the Operating Expense and Real Estate Tax Adjustment.

         4.05    Cost of Living Adjustment.

         Intentionally deleted.

         4.06    Security for the Lease.

         Tenant shall deposit with Landlord, on or before fifteen (15) business days after the full execution of this Lease by Landlord and Tenant, security in the form of a Letter of Credit (the "Letter of Credit"), as described below, on the understanding that: (a) the Letter of Credit or any portion thereof may be drawn upon and applied to the curing of any default beyond applicable cure periods, or the payment of any damages sustained by Landlord due to Tenant's failure to perform its obligations, including, but not limited to, alteration and repair obligations under Article 7 herein, without prejudice to any other remedy or remedies at law or in equity which Landlord may have on account thereof, and upon such application Tenant shall promptly cause the Letter of Credit to be reissued for the full face amount recited below, so the same will be restored to the amount in effect immediately before Landlord drew on the Letter of Credit, or at Landlord's election, in the event of any default beyond applicable cure periods, Landlord may draw upon the full amount of the Letter of Credit and hold the cash proceeds thereof as security for the Lease, and may commingle such funds with the other funds of Landlord without being responsible to Tenant for the payment of any interest thereon, and (b) if Tenant is not in default, the remaining balance of the proceeds of the Letter of Credit, if any, shall be returned to Tenant, without interest, within thirty (30) days after the expiration of the Term and delivery of exclusive possession of the Leased Premises to Landlord.

         The Letter of Credit shall be an unconditional, irrevocable, clean Letter of Credit, payable on sight in cash in favor of Landlord, Landlord's lender or an assignee of Landlord, at Landlord's election, which permits partial draws, and such Letter of Credit shall be in the amount set forth in the chart below, subject to adjustment as set forth in this Lease ("Lease Year" shall mean that twelve [12] month period commencing each March 1st [February 15th for the first Lease Year][as such may be adjusted pursuant to the Lease] through the following February 28th of each year of the Term [as such may be adjusted pursuant to the Lease]):

--------------------------------------------------------------------------------------------------------------------------------
Lease Year       Letter of Credit equal to         Letter of Credit amount (without rental abatement or reduction and based upon current Leased Premises square footage of 17,009)
--------------------------------------------------------------------------------------------------------------------------------
Lease Year 1     6 months of Base Rent             $178,169.28
--------------------------------------------------------------------------------------------------------------------------------
Lease Year 2     5 months of Base Rent             $151,493.50
--------------------------------------------------------------------------------------------------------------------------------
Lease Year 3     4 months of Base Rent             $123,682.52
--------------------------------------------------------------------------------------------------------------------------------
Lease Year 4     3 months of Base Rent             $ 94,683.66
through 8
--------------------------------------------------------------------------------------------------------------------------------

         The Letter of Credit shall be acceptable to Landlord, acting reasonably, with regard to both form and content and shall be executed by a third-party nationally recognized banking institution with local offices, acceptable to Landlord, acting reasonably, and such financial institution shall have an office in the Research Triangle Park area of North Carolina available as a designated payment center in order that Landlord may present the Letter of Credit for same-day payment. The Letter of Credit shall remain in place during the entire Term of the Lease, shall provide for automatic renewals each year prior to the expiration of the then existing Letter of Credit, and shall provide for notification by the issuing institution to the Landlord in the event of the failure of renewal of the Letter of Credit by the renewal date. Except as provided for above, if Tenant fails to deliver to Landlord a renewal or substitute Letter of Credit (in a form and from a financial institution acceptable to Landlord, acting reasonably) at least thirty (30) days prior to the then scheduled expiration date of the Letter of Credit held by Landlord, Landlord may draw upon the Letter of Credit and hold the cash proceeds thereof as the Security for the Lease, and failure to renew said Letter of Credit or to provide notice of failure to renew within the required period shall constitute an event of default under this Lease. Prior to the commencement of any Renewal Term or Second Renewal Term, Tenant agrees to provide Landlord with its then current financial statement(s) for Landlord's review pertaining to the need for a Letter of Credit during any such Renewal Term or Second Renewal Term. Landlord will keep all such financial information confidential and will not disclose such information to third parties, unless legally compelled to do so.

         4.07    Late Charge.

         If Tenant fails or refuses to pay any installment of Rent when due, Landlord, at Landlord's option, shall be entitled to collect a late charge of five percent (5%) of the amount of the late payment to compensate Landlord for the additional expense involved in handling delinquent payments and not as interest; provided, however, that Tenant shall be allowed one (1) late payment of Rent in each calendar year of the Term, which late payment shall not be subject to a late charge hereunder so long as such Rent is paid within five (5) days of the due date. If the payment of a late charge required by this Section is found to constitute interest notwithstanding the contrary intention of Landlord and Tenant, the late charge shall be limited to the maximum amount of interest that lawfully may be collected by Landlord under applicable law, and if any payment is determined to exceed such lawful amount, the excess shall be applied to any unpaid Rent then due and payable hereunder and/or credited against the next succeeding installment of Rent payable

                                                                         HDL/JEB
                                                                        --------
                                                                        Initials
hereunder. If all Rent payable hereunder has been paid in full, any excess shall be refunded to Tenant. Tenant shall reimburse Landlord for any processing fees charged to Landlord as a result of Tenant's checks having been returned for insufficient funds.

                              ARTICLE 5 - SERVICES

         5.01    Services.

         Landlord shall furnish Tenant while occupying the Leased Premises, subject to curtailment as required by governmental laws, rules or regulations:

         (i) central heat and air conditioning in season, at such times as Landlord normally furnishes these services to other tenants in the Building and at such temperatures and in such amounts as are considered by Landlord, in its reasonable discretion, to be standard, but such service on Saturday afternoons, Sundays and holidays to be furnished only upon request of Tenant, who shall bear the entire cost thereof as provided in Exhibit F attached hereto; (ii) elevator service; (iii)
                     ---------
         routine maintenance and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard, in its reasonable discretion;
         (iv) janitor service on a five (5) day week basis as set forth in
         Exhibit I; and (v) proper electrical facilities to furnish sufficient
         ---------
         power for personal computers, fax machines, desktop computer printers, calculating machines and other machines of similar low electrical consumption, but not including electricity required for electronic data processing equipment which (singly) consumes more than 0.25 kilowatts per hour at a rated capacity or requires a voltage other than 120 volts single phase. Tenant shall pay to Landlord, monthly as billed, such charges as may be separately metered or as Landlord's engineer shall reasonably compute for any electrical service usage in excess of that stated above. If Tenant uses any heat generating machines, equipment, fixtures or other devices of any nature whatsoever in the Leased Premises which affect the temperature otherwise maintained by the Building standard air conditioning, Tenant shall pay the additional cost necessitated by Tenant's use of such machines, equipment, fixtures or other devices, including the cost of installation of any necessary additional air conditioning equipment and the cost of operation and maintenance thereof.

         Should any of Landlord's equipment or machinery break down, or for any cause cease to function properly, Landlord shall use reasonable diligence during normal business hours to repair same promptly, but except as set forth below, Tenant shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom, unless due to the gross negligence or willful misconduct of Landlord. Failure by Landlord to any extent to furnish these services, or any cessation thereof, resulting from causes beyond the control of Landlord shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from its obligation to fulfill any covenant or agreement hereof.

         If (i) the services which Landlord is obligated to provide are continuously interrupted for four (4) consecutive business days ("Interruption"), and (ii) Tenant is unable to conduct business in the Leased Premises, and (iii) Tenant has notified Landlord immediately in writing that Tenant is unable to conduct its business as reasonably determined by Tenant, and if the Interruption is due to the gross negligence or willful misconduct of Landlord, its employees or agents, and such services are not restored by Landlord, if under Landlord's reasonable control, Tenant shall be entitled to an abatement of Rent on a day-for-day basis. The abatement shall begin on the fifth
(5th) consecutive business day of the Interruption and shall end automatically when the services are restored.

                          ARTICLE 6 - USE AND OCCUPANCY

         6.01    Use.

         The Leased Premises are to be used and occupied by Tenant (and its permitted assignees, subtenants, invitees, customers, and guests) solely for the purpose specified in Subsection 2.01(j) with no more than one (1) person per two
                     ------------------
hundred fifty (250) square feet of space; provided, however, that Tenant may change such purpose upon Landlord's prior written agreement, which agreement will not be unreasonably withheld, conditioned or delayed. Tenant agrees not to occupy or use, or permit any portion of the Leased Premises to be occupied or used for any business or purpose which is unlawful, disreputable or deemed to be extra-hazardous on account of fire or exposure to or interference from electromagnetic rays and/or fields, or permit anything to be done which would in any way increase the rate of fire insurance coverage on the Building and/or its contents. Tenant further agrees to conduct its business and control its agents, employees, invitees and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Landlord in its operation of the Building.

         6.02    Care of the Leased Premises.

         Tenant shall not commit or allow to be committed any waste or damage to any portion of the Leased Premises or the Building and, at the termination of this Lease, by lapse of time or otherwise, Tenant shall deliver up the Leased Premises to Landlord in as good a condition as existed on the date of possession by Tenant, ordinary wear and tear and loss by insured casualty excepted. Upon such termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Leased Premises.

         6.03    Entry for Repairs and Inspection.

         Tenant shall , upon reasonable notice by Landlord, except in the case of an emergency when no notice is required, permit Landlord and its contractors, agents and representatives to enter into and upon any part of the Leased Premises at all reasonable hours

                                                                         HDL/JEB
                                                                        --------
                                                                        Initials
to inspect and clean the same, make repairs, alterations and additions thereto, and nine (9) months prior to the Expiration Date of the Lease, show the same to prospective tenants or purchasers, and for any other purpose as Landlord may deem necessary or desirable. Tenant shall not be entitled to any abatement or reduction of Rent by reason of any such entry. In the event of an emergency, when entry to the Leased Premises shall be necessary, and if Tenant shall not be personally present to open and permit entry into the Leased Premises, Landlord or Landlord's agent may enter the same by master key, code, card or switch, or may forcibly enter the same, without rendering Landlord or such agents liable therefor, and without, in any manner, affecting the obligations and covenants of this Lease.

         6.04    Compliance with Laws; Rules of Building.

         Tenant shall comply with and Tenant shall cause its visitors, employees, contractors, agents and invitees to comply with, all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises, including, without limitation, all local, state and federal environmental laws, and the rules of the Building reasonably adopted and altered by Landlord from time to time, all of which Building rules will be sent by Landlord to Tenant in writing and shall thereafter be carried out and observed by Tenant, its employees, contractors, agents, invitees and visitors. Any changes in the rules of the Building will not materially interfere with Tenant's use and enjoyment of the Leased Premises. The initial rules of the Building are attached hereto as Exhibit D.
                                                     ---------

         6.05    Access to Building.

         Subject to the terms and conditions set forth below and in this Lease, Tenant and its employees shall have access to the Building and the Leased Premises twenty-four (24) hours a day, three hundred sixty-five (365) days per year. Landlord shall have the right to limit access to the Building after normal business hours; provided, Landlord shall have no responsibility to prevent, and shall not be liable to Tenant for, and shall be indemnified by Tenant against, liability and loss to Tenant, its agents, employees and visitors, arising out of losses due to theft, burglary and damage and injury to persons and property caused by persons gaining access to the Building or Leased Premises, and Tenant waives and releases Landlord from all liability relating thereto, unless caused by the gross negligence or willful misconduct of Landlord. Landlord expressly reserves the right, in its sole discretion, to temporarily or permanently change the location of, close, block and otherwise alter any entrances, corridors, skywalks, tunnels, doorways and walkways leading to or providing access to the Building or any part thereof and otherwise restrict the use of same provided such activities do not unreasonably impair Tenant's access to and use of the Leased Premises, Landlord shall not incur any liability whatsoever to Tenant as a consequence thereof. Such activities shall not be deemed to be a breach of any of Landlord's obligations hereunder. Landlord agrees to exercise good faith in notifying Tenant a reasonable time in advance of any alterations, modifications or other actions of Landlord under this Section.

         6.06    Peaceful Enjoyment.

         Landlord covenants that Tenant shall and may peacefully have, hold and enjoy the Leased Premises without interference from any party claiming by or through Landlord, subject to the terms of this Lease, provided Tenant pays the Rent and other sums required to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of Landlord's interest in the Building. Landlord shall not be responsible for the acts or omissions of any other tenant or third party that may interfere with Tenant's use and enjoyment of the Leased Premises; provided, however, that Landlord shall use its best efforts to enforce the rules and regulations of the Building.

         6.07    Relocation.

         Intentionally deleted.

                ARTICLE 7 - CONSTRUCTION, ALTERATIONS AND REPAIRS

         7.01    Construction.

         Prior to the start of the Term, Landlord shall, at its expense up to the amount of the Allowance (as defined in Exhibit C), design and construct the
                                           ---------
Upfit (as defined in Exhibit C) in the Leased Premises in accordance with the
                     ---------
Workletter Agreement set forth in Exhibit C. Any cost incurred by Landlord for
                                  ---------
the design and construction of the Upfit in excess of the Allowance shall be paid by Tenant as stated in Exhibit C.
                            ---------

         7.02    Alterations.

         Tenant shall make no alterations, installations, additions or improvements in, on or to the Leased Premises without Landlord's prior written consent, not to be unreasonably withheld. All such work shall be designed and made in a manner, and by architects, engineers, workmen and contractors, satisfactory to Landlord, in its reasonable discretion. All alterations, installations, additions and improvements (including, without limitation, paneling, partitions, millwork and fixtures) made by or for Tenant to the Leased Premises shall remain upon and be surrendered with the Leased Premises and become the property of Landlord at the expiration or termination of this Lease or the termination of Tenant's right to possession of the Leased Premises; provided, Landlord may require Tenant to remove any or all of such items that are not Building standard upon the expiration or termination of this Lease or the termination of Tenant's right to possession of the Leased Premises in order to restore the Leased Premises to the condition existing at the time Tenant took possession. Landlord shall notify Tenant in writing of any such removal requirement at the time of installation of such non-Building standard items. Tenant shall bear the costs of removal of Tenant's property from the Building and of all

                                                                         HDL/JEB
                                                                        --------
                                                                        Initials
resulting repairs thereto. Upon removal of such items, Tenant shall restore the Leased Premises to the condition existing at the time Tenant took possession, excluding normal wear and tear. Notwithstanding the foregoing, upon the expiration or earlier termination of this Lease, Tenant shall, at Landlord's request and upon written notification from Landlord, remove all telephone and data wiring installed by Tenant from the Leased Premises, and Tenant shall repair any damage to the Leased Premises caused by any such removal. Tenant shall bear the costs of removal of Tenant's property from the Building and of all resulting repairs thereto. All work performed by Tenant with respect to the Leased Premises shall: (a) not alter the exterior appearance of the Building or adversely affect the structure, safety, systems or services of the Building; (b) materially comply with all Building safety, fire and other codes and governmental and insurance requirements; (c) not result in any usage in excess of Building standard of water, electricity, gas, heating, ventilating or air conditioning, (either during or after such work) unless prior written arrangements satisfactory to Landlord are entered into; (d) be completed promptly and in a good and workmanlike manner; (e) be performed in such a manner that does not cause interference or disharmony with any labor used by Landlord, Landlord's contractors or mechanics or by any other tenant or such other tenant's contractors or mechanics; and (f) not cause any mechanic's, materialman's or other similar liens to attach to Tenant's leasehold estate. Tenant shall not permit, or be authorized to permit, any liens (valid or alleged) or other claims to be asserted against Landlord or Landlord's rights, estates and interests with respect to the Building or this Lease in connection with any work done by or on behalf of Tenant, and Tenant shall indemnify and hold Landlord harmless against any such liens.

         7.03    Repairs by Landlord.

         Unless otherwise expressly stipulated herein, Landlord shall not be required to make any improvements or repairs of any kind or character to the Leased Premises during the Term, except such repairs to Building standard improvements as may be deemed necessary by Landlord in its reasonable discretion, for normal maintenance operations. Non-Building standard leasehold improvements will, at Tenant's written request, be maintained by Landlord at Tenant's expense, at a cost or charge equal to the costs incurred in such maintenance plus an additional charge of twelve percent (12%). Notwithstanding any provisions of this Lease to the contrary, all repairs, alterations or additions to the base Building and its systems (as opposed to those involving only Tenant's leasehold improvements), and all repairs, alterations and additions to Tenant's non-Building standard leasehold improvements which affect the Building's structural components or major mechanical, electrical or plumbing systems, made by, for or on behalf of Tenant and any other tenants in the Building shall be made by Landlord or its contractor only, and, if on behalf of Tenant, shall be paid for by Tenant in an amount equal to Landlord's costs plus twelve percent (12%). Landlord shall not be liable to Tenant, except as expressly provided in this Lease, for any damage or inconvenience, and Tenant shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Landlord under this Lease, unless such repairs were necessitated due to the gross negligence or willful misconduct of Landlord.

         7.04    Repairs by Tenant.

         Tenant shall, at its own cost and expense, repair or replace any damage or injury done to its leasehold improvements or any other part thereof caused by Tenant or Tenant's agents, contractors, employees, invitees, and visitors. If Tenant fails to make such repairs or replacements to its leasehold improvements promptly, Landlord may, at its option after notice to Tenant, make such repairs or replacements, and Tenant shall repay the cost thereof plus a charge of twelve percent (12%) to the Landlord on demand. Any damage or injury to the Leased Premises or the base Building and its systems (as opposed to those involving only Tenant's leasehold improvements) and any damage or injury to Tenant's leasehold improvements which affects the Building's structural components or major mechanical, electrical or plumbing systems caused by Tenant, its agents, contractors, employees, invitees and visitors, shall be repaired or replaced by Landlord, but at Tenant's expense plus a charge of twelve percent (12%).

           ARTICLE 8 - CONDEMNATION, CASUALTY, INSURANCE AND INDEMNITY

         8.01    Condemnation.

         If all or substantially all of the Leased Premises is taken by virtue of eminent domain or for any public or quasi-public use or purpose, this Lease shall terminate on the date the condemning authority takes possession. If only a part of the Leased Premises is so taken, or if a portion of the Building not including the Leased Premises is taken, this Lease shall, at the election of Landlord, either (i) terminate on the date the condemning authority takes possession by giving notice thereof to Tenant within thirty (30) days after the date of such taking of possession or (ii) continue in full force and effect as to that part of the Leased Premises not so taken, in which case Rent shall be reduced on a square footage basis by the amount of square footage of the Leased Premises taken or condemned. All proceeds payable from any taking or condemnation of all or any portion of the Leased Premises and the Building shall belong to and be paid to Landlord, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in and to any such awards. Tenant shall have no, and waives any, claim against Landlord and the Condemnor for the value of any unexpired term. Tenant shall have the right to pursue a condemnation award but only to the extent that an award to Tenant (i) is separately stated and (ii) does not diminish any award to Landlord.

         8.02    Damages from Certain Causes.

         Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition order of governmental body or authority, or any cause beyond Landlord's control, or for any damage or inconvenience which may arise through repair or alteration of any part of the Building, unless caused by the gross negligence or willful misconduct of Landlord.

                                                                         HDL/JEB
                                                                        --------
                                                                        Initials

         8.03    Fire Clause.

         In the event of a fire or other casualty in the Leased Premises, Tenant shall immediately give notice thereof to Landlord. If the Leased Premises or any portion of the Building is destroyed by fire or other casualty, Landlord shall have the right to terminate this Lease or to repair the Leased Premises with reasonable dispatch, subject to delays resulting from adjustment of the loss and any other cause beyond Landlord's reasonable control; provided, Landlord shall not be required to repair or replace any furniture, furnishings or other personal property which Tenant may be entitled to remove from the Leased Premises or any installations in excess of Building standard, unless such were part of the Upfit (as defined in Exhibit C). Landlord shall provide written
                                 ---------
notice to Tenant within thirty (30) days after the date of any casualty as to Landlord's election to terminate or repair. The notice shall provide Landlord's reasonable estimate as to whether the repair and restoration can be completed within one hundred eighty (180) days after the date of such notice. In the event Landlord's notice provides that repair or restoration will take more than one hundred eighty (180) days after the date of such notice, Tenant shall have the right to terminate this Lease, provided that Tenant must deliver written notice of its election to terminate within ten (10) days after receipt of Landlord's notice thereof. If Tenant fails to deliver such notice in the time period specified above, Tenant shall be deemed to have waived its right to terminate. Until Landlord's repairs are completed the Rent shall be abated in proportion to the portions of the Leased Premises, if any, which are untenantable or unsuited for the conduct of Tenant's business. Notwithstanding anything contained in this Section, Landlord shall only be obligated to restore or rebuild the Leased Premises to the condition that existed immediately prior to the casualty, and Landlord shall not be required to expend more funds than the amount received by Landlord from the proceeds of any insurance carried by Landlord, provided Landlord maintains insurance coverage in accordance with this Lease.

         8.04    Insurance Policies.

         (a) Tenant shall, at its expense, maintain (i) standard fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Leased Premises and on its non-Building standard leasehold improvements and all other additions and improvements (including fixtures) made by Tenant; and (ii) a policy or policies of comprehensive general liability insurance, such insurance to afford minimum protection (which may be effected by primary and/or excess coverage) of not less than $2,000,000.00 for personal injury or death in any one occurrence and of not less than $1,000,000.00 for property damage in any one occurrence, provided, after the initial Term, Tenant shall carry such greater limits of liability coverage as Landlord may reasonably request from time to time. All insurance policies required to be maintained by Tenant shall (a) be issued by and binding upon solvent insurance companies licensed to conduct business in the State of North Carolina, (b) have all premiums fully paid on or before the due dates, (c) name Landlord as an additional insured, and (d) provide that they shall not be cancelable and/or the coverage thereunder shall not be reduced without at least ten (10) days advance written notice to Landlord. Tenant shall deliver to Landlord certified copies of all policies or, at Landlord's option, certificates of insurance in a form satisfactory to Landlord not less than fifteen (15) days prior to the Commencement Date or the expiration of current policies.

         (b) Landlord shall obtain and keep in force during the Term of this Lease, (i) a policy or policies of insurance covering loss or damage to the Leased Premises, in the amount of the full replacement value thereof, providing standard property protection against all perils included within the classifications of fire, extended coverage, vandalism and malicious mischief, and (ii) a policy or policies of comprehensive general liability insurance, such insurance to afford minimum protection (which may be effected by primary or excess coverage) of not less than $1,000,000.00 for personal injury or death in any one occurrence and of not less than $1,000,000.00 for property damage in any one occurrence.

         8.05    Hold Harmless.

         Subject to the provisions of Section 8.06, neither party shall be
                                      ------------
liable to the other party or its respective agents, servants, employees, contractors, customers or invitees, for any damage to person or property caused by any act, omission or neglect of such other party and its respective agents, servants, employees, contractors, customers or invitees, and each party agrees to indemnify and hold harmless the other party and its partners, members, managers, agents, directors, officers, and employees from all liability and claims for any such damage, including, without limitation, court costs, attorneys' fees and costs of investigation. Any indemnification and hold harmless obligation is expressly conditioned on the following: (i) that the indemnifying party shall be notified in writing promptly of any such claim or demand, and if said claim or demand is made by a third party; (ii) that the indemnifying party shall have sole control of the defense of any action or settlement or compromise; and (iii) that Landlord and Tenant shall cooperate with each other in a reasonable way to facilitate the settlement or defense of such claim or demand.

         8.06    Waiver of Subrogation Rights.

         Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives to the extent that such waiver will not invalidate any insurance policy maintained by Landlord or Tenant nor increase any premiums thereon, any and all rights of recovery, claims, actions or causes of action, against the other, its agents, members, managers, servants, partners, shareholders, officers and employees, for any loss or damage that may occur to the Leased Premises or the Building, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, and any other cause which is insured against under the terms of the standard fire and extended coverage insurance policies referred to in Section 8.04 hereof, to
                                                        ------------
the extent that such loss or damage is recovered under said insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, members, managers, officers, partners, shareholders, servants or employees, and covenants that no insurer shall hold any right of subrogation against such other party. If the respective insurers of Landlord and Tenant do not permit such a waiver without an appropriate endorsement to such party's insurance policy, Landlord and Tenant covenant and agree to notify the insurers of the waiver set forth herein and to secure from each such insurer an appropriate endorsement to its respective insurance policy concerning such waiver.

                                                                         HDL/JEB
                                                                        --------
                                                                        Initials

         8.07   Limitation of Landlord's Personal Liability.

         Tenant agrees to look solely to Landlord's interest in the Building and the Land for the recovery of any judgment against Landlord, and Landlord, its partners, members, managers, officers, directors and employees, shall never be personally liable for any such judgment. The provisions contained in the foregoing sentence are not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of liability insurance maintained by Landlord.

        ARTICLE 9 - LANDLORD'S LIEN, DEFAULT, REMEDIES AND SUBORDINATION

         9.01   Lien for Rent.

         Intentionally deleted.

         9.02   Default by Tenant.

         If Tenant shall default in the payment of any Rent or other sum to be paid by Tenant under this Lease when due; provided, however, that Tenant shall be allowed one (1) late payment of Rent in each calendar year of the Term, which late payment shall not be deemed a default hereunder so long as such Rent is paid within five (5) days of the due date; or Tenant shall default in the performance of any of the other covenants or conditions which Tenant is required to observe and to perform under this Lease and such default shall continue for thirty (30) days after written notice to Tenant; or the interest of Tenant under this Lease shall be levied on under execution or other legal process; or any petition shall be filed by or against Tenant to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations; or any petition shall be filed or other action taken to reorganize or modify Tenant's debts or obligations; or any petition shall be filed or other action taken to reorganize or modify Tenant's capital structure; or Tenant is declared insolvent according to law; or any assignment of Tenant's property shall be made for the benefit of creditors; or if a receiver or trustee is appointed for Tenant or its property; or Tenant shall vacate or abandon the Leased Premises or any part thereof at any time during the Term for a period of fifteen (15) or more continuous days; or Tenant is a corporation and Tenant shall cease to exist as a corporation in good standing in the state of its incorporation; or Tenant is a partnership or other entity and Tenant shall be dissolved or otherwise liquidated; then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease (provided, no such levy, execution, legal process or petition filed against Tenant shall constitute a breach of this Lease if Tenant shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within thirty (30) days from the date of its creation, service or filing). Thereupon, at Landlord's option and in addition to all other rights and remedies provided at law or in equity, Landlord may terminate this Lease and repossess the Leased Premises and be entitled to recover as damages a sum of money equal to the total of (a) the cost of recovering the Leased Premises (including actual attorneys' fees and costs of suit), (b) the unpaid Rent earned at the time of termination, (c) the present value (discounted at the rate of eight percent (8%) per annum) of the balance of the rent for the remainder of the Term less the present value (discounted at the same rate) of the fair market rental value of the Leased Premises for said period, (d) the amount of any unamortized leasing commissions, any allowances, and concessions previously made by Landlord to Tenant, (e) any other sum of money, and damages owed by Tenant to Landlord and (f) interest on (a) (b) (c) (d) and (e) above at the rate of the lesser of eighteen percent (18%) per annum or the highest rate allowed by applicable law. Notwithstanding the foregoing, if events of material default by Tenant occur more than three (3) times in the aggregate during the Term, even if the events of default are cured to the satisfaction of Landlord and the Lease is not terminated, then any option(s) which Tenant may have for the modification of the Term or of the Leased Premises or otherwise pursuant to this Lease shall terminate and shall be of no further force or effect.

         9.03   Non Waiver.

         Failure of Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default and Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

         9.04   Attorney's Fees.

         Should either party hereto institute any action or proceeding in court to enforce any provision hereof or for damages by reason of any alleged breach of any provisions of this Lease or for any other judicial remedy, the prevailing party shall be entitled to receive from the non-prevailing party all actual reasonable attorneys' fees and all court costs in connection with said proceeding.

         9.05   Subordination; Estoppel Certificate.

         This Lease is and shall be subject and subordinate to any and all ground or similar leases affecting the Building, and to all mortgages which may now or hereafter encumber or affect the Building and to all renewals, modifications, consolidations, replacements and extensions of any such leases and mortgages; provided, at the option of any such landlord or mortgagee, this Lease shall be superior to the lease or mortgage of such landlord or mortgagee. The provisions of this Section shall be self-operative and shall require no further consent or agreement by Tenant. Tenant agrees, however, to execute and return any estoppel certificate, subordination agreement, consent or agreement reasonably requested by any such landlord or mortgagee, or by Landlord, within ten (10) business days after receipt of same, including, without limitation, an estoppel certificate substantially in the form attached hereto as Exhibit E.
                                                                  ---------
Tenant's failure to execute and return such estoppel certificate within such ten
(10) business day period shall constitute a default of the Lease. Tenant shall, at the request of Landlord or any mortgagee of Landlord secured by a lien on the Building or any landlord to Landlord under a ground Lease of the Building, furnish such mortgagee and/or landlord with written notice of any default or breach by Landlord at least thirty (30) days prior to the exercise by Tenant of any rights and/or remedies of Tenant hereunder arising out of such default or breach.

         9.06   Attornment.

         If any ground or similar lease or mortgage is terminated or foreclosed, Tenant shall, upon request, attorn to the landlord under such lease or the mortgagee or purchaser at such foreclosure sale, as the case may be, and execute instrument(s) confirming such attornment provided, that this Lease shall only be subordinate to those liens, mortgages and ground leases for which Tenant has received a commercially reasonable non-disturbance agreement. In the event of such a termination or foreclosure and upon Tenant's attornment as aforesaid, Tenant will automatically become the tenant of the successor to Landlord's interest without change in the terms or provisions of this Lease; provided, such successor to Landlord's interest shall not be bound by (i) any payment of rent for more than one month in advance except prepayments of Security for the Lease, if any, or (ii) any amendments or modifications of this Lease made without the prior written consent of such landlord or mortgagee. Landlord shall use reasonable efforts to cause any new landlord, if applicable, to acknowledge the transfer of the Letter of Credit, or the proceeds of the Letter of Credit, as the case may be.

         9.07   Accord and Satisfaction.

         No payment by Tenant or receipt by Landlord of an amount less than is due under this Lease shall be deemed to be other than payment towards or on account of the earliest portion of the amount then due, nor shall any endorsement or statement on any check or payment in any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such amount or to pursue any other remedy available to Landlord.

                      ARTICLE 10 - ASSIGNMENT AND SUBLEASE

         10.01  Assignment or Sublease.

         Tenant shall not, voluntarily, by operation of law, or otherwise, assign, transfer, mortgage, pledge, or encumber this Lease or sublease the Leased Premises or any part thereof, or allow any person other than Tenant, its employees, agents, servants and invitees, to occupy or use the Leased Premises or any portion thereof, without the express prior written consent of Landlord, such consent not to be unreasonably withheld, and any attempt to do any of the foregoing without such written consent shall be null and void and shall constitute a default under this Lease. Notwithstanding the foregoing, in no event shall Tenant assign this Lease or sublease the Leased Premises to any entity engaged in the commercial real estate business, including, without limitation, property management or the brokerage, ownership or development of competitive properties. Landlord's consent to any assignment or sublease hereunder does not constitute a waiver of its right to consent to any further assignment or sublease. If Tenant desires to assign this Lease or sublet the Leased Premises or any part thereof, Tenant shall give Landlord written notice of such desire at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease, together with a non-refundable fee of Five Hundred Dollars ($500.00) (the "Transfer Fee"). Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects (a) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant shall be relieved of all further obligations hereunder as to such space, or (b) to permit Tenant to assign this Lease or sublet such space (provided, however, if the rent agreed upon between Tenant and subtenant is greater than the Monthly Base Rent that Tenant must pay Landlord, such excess rent shall be deemed additional rent owed by Tenant and payable to Landlord in the same manner that Tenant pays the Rent hereunder), or (c) to refuse to consent to Tenant's assignment or subleasing such space and to continue this Lease in full force and effect as to the entire Leased Premises. If Landlord should fail to notify Tenant in writing of such election within the thirty (30) day period, Landlord shall be deemed to have elected option (c) above. Tenant agrees to pay Landlord's actual reasonable attorney's fees associated with Landlord's review and documentation of any requested assignment or sublease hereunder regardless of whether Landlord consents to any such assignment or sublease. No assignment or subletting by Tenant shall relieve Tenant of any obligations under this Lease, and Tenant shall remain fully liable hereunder. If Tenant is not a public company that is registered on a national stock exchange or that is required to register its stock with the Securities and Exchange Commission under Section 12(g) of the Securities and Exchange Act of 1934, any change in a majority of the voting rights or other controlling rights or interests of Tenant shall be deemed an assignment for the purposes hereof. Notwithstanding the foregoing, Tenant shall also have the right with prior written notice to Landlord, but without Landlord's consent, and subject to the conditions contained herein, to assign the Lease or sublet all or any portion of the Leased Premises to (a) any entity resulting from a merger or consolidation with Tenant; (b) any entity succeeding to the business and assets of Tenant; (c) any subsidiary or affiliate of Tenant; and (d) any entity which is part of or affiliated with Pozen Inc. so long as such entity or affiliate shall be of at least the same net worth value and credit worthiness as Tenant, in Landlord's sole reasonable discretion, at the time of the assignment or sublease, and none of the same shall release Tenant and Tenant shall remain liable to Landlord for full performance of Tenant's obligations under this Lease.

         10.02  Assignment by Landlord.

         Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and all other property referred to herein, and Landlord agrees to provide Tenant with timely notice of any such transfer. In such event and upon such transfer (any such transferee to have the benefit of, and be subject to, the provisions of Section
6.06 and Section 8.07 hereof) no further liability or obligation shall thereafter accrue against Landlord under this Lease.

                     ARTICLE 11 - NOTICES AND MISCELLANEOUS


         11.01  Notices.

         Except as otherwise provided in this Lease, any statement, notice, or other communication which Landlord or Tenant may desire or is required to give to the other shall be in writing and shall be deemed sufficiently given or rendered if hand delivered, or if sent by registered or certified mail, postage prepaid, return receipt requested, or Federal Express or similar overnight courier with evidence of delivery, to the addresses for Landlord and Tenant set forth in Subsection 2.01(k), or at such other address(es) as either party shall
         ------------------
designate from time to time by ten (10) days prior written notice to the other party. Tenant shall obtain written acknowledgement from Landlord recognizing any change in Tenant's address for the purposes of this Section, or such change shall not be effective as against Landlord.

         11.02  Miscellaneous.

                (a) Pronouns of any gender shall include the other genders, and either the singular or the plural shall include the other.

                (b) All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law. This Lease is declared to be a North Carolina contract, and all of the terms thereof shall be construed according to the laws of the State of North Carolina.

                (c) This Lease may not be altered, changed or amended, except by an instrument in writing executed by all parties hereto. Further, the terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Landlord" or the "Tenant" hereunder or such party or its counsel is the draftsman of this Lease.

                (d) The terms and provisions of Exhibits A-I described herein
                                                ------------
and attached hereto are hereby made a part hereof for all purposes; provided, however, that, unless otherwise expressly stated, in the event of a conflict between the terms of this Lease and the terms of any Exhibit attached hereto, the terms of this Lease shall control.

                (e) If Tenant is a corporation, partnership or other entity, Tenant warrants that all consents and approvals required of third parties (including, without limitation, its Board of Directors or partners) for the execution, delivery and performance of this Lease will be obtained on or before December 12, 2001, and as of such date Tenant shall have the right and authority to enter into and perform its covenants contained in this Lease, and to conduct business in the State of North Carolina.

                (f) Whenever in this Lease there is imposed upon Landlord the obligation to use its best efforts, reasonable efforts or diligence, Landlord shall be required to do so only to the extent the same is economically feasible and otherwise will not impose upon Landlord extreme financial or other business burdens.

                (g) If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

                (h) If applicable in the jurisdiction where the Leased Premises are situated, Tenant shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent upon which the tax is based as set forth above.

                (i) Landlord and Tenant each agrees not to handle, store or dispose of any hazardous or toxic waste or substance at the Project which is prohibited by any federal, state, or local statutes, ordinances or regulations. Landlord and Tenant each hereby covenants to indemnify and hold the other party, its successors and assigns, harmless from any loss, damage, claims, costs, liabilities or cleanup costs arising out of Landlord's or Tenant's, as the case may be, use, handling, storage or disposal of any such hazardous or toxic wastes or substances at the Project.

                (j) Tenant may, at its sole cost and expense, record a memorandum of Lease in a form acceptable to Landlord, with Landlord's prior written consent.

                (k) Landlord agrees to provide Tenant with the number of parking spaces set forth in Subsection 2.01(f) of this Lease (which number includes
                    ------------------
Tenant's pro rata share of the total number of spaces designated for handicapped or visitors required for the Building), at no additional charge. Tenant agrees to notify Landlord promptly of any additional parking needs which needs shall be considered on a case-by-case basis.

                (l) "Square feet" or "square foot" as used in this Lease includes the area contained within the space occupied by Tenant (as measured by the June 7, 1996, BOMA standard for measuring OFFICE AREA on a multi-tenant basis), increased by a common area percentage factor of fifteen percent (15%).

                (m) Landlord agrees to pay to the Broker and Co-Broker, if any, named in Subsection 2.01(l), a real estate brokerage commission only as set
         ------------------
forth in separate listing and/or commission agreement(s). Landlord and Tenant each hereby represent and warrant to the other that they have not employed any other agents, brokers or other parties in connection with this Lease, and each agrees that it shall hold the other harmless from and against any and all claims of all other agents, brokers or other parties claiming by, through or under the respective indemnifying party.

                (n) Tenant understands and agrees that the property manager for the Building is the agent of Landlord and is acting at all times in the best interest of Landlord. Any and all information pertaining to this Lease that is received by the property manager shall be treated as though received directly by Landlord.

                (o) This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

                (p) During the Term of the Lease, Tenant shall provide Landlord, upon ten (10) days' written notice, a true, accurate and complete copy of Tenant's financial statements, including income and expense statements and balance sheets, which shall reflect the most recent quarter and most recent year-end at the time of such review.

                (q) Upon execution by Tenant, this Lease shall be binding upon Tenant, its legal representatives and successors, and, to the extent assignment may be approved by Landlord hereunder, Tenant's assigns. Upon execution by Landlord, this Lease shall be binding upon Landlord, its legal representatives, successors and assigns. This Lease shall inure to the benefit of Landlord and Tenant, their representatives, successors and assigns.

                (r) Landlord shall, as part of the Upfit (as defined in Exhibit
                                                                        -------
C), and paid for out of the Allowance, in accordance with the workletter set
--
forth in Exhibit C, include Tenant's name and suite number only on (i) the
         ---------
Building directory located inside the Building, and (ii) a Building-standard suite sign to be located at the entrance to the Leased Premises. In addition to the foregoing, and as part of the Upfit, paid for out of the Allowance, and provided Landlord has received final approval by any local governing authorities, Landlord shall make available to Tenant one (1) panel on one (1) side of Tenant's choice for the installation of Tenant's name on the Building's exterior, multi-tenant pylon sign located at the front of the Building, using the Building standard font, font size, materials, etc., and such design, construction and size and materials shall all be subject to Landlord's prior approval. This right for additional signage may not be exercised by any subtenant of Tenant or assignee of the Lease, unless agreed to by Landlord, in its sole discretion.

                (s) Landlord represents and warrants, to the best of its knowledge and based upon no independent investigation that, as of the date of this Lease, Landlord has complied with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Building, and the Building will be suitable for the purpose for which it is let, and will be in good repair and condition. Landlord further agrees to use its best efforts to cause the Upfit (as defined in Section 7.01) to be constructed
                                               -------------
in a good and workmanlike manner.

           ARTICLE 12 - ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES

         12.01  ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES.

                TENANT AGREES THAT THIS LEASE AND THE EXHIBITS ATTACHED HERETO CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES AND ALL PRIOR CORRESPONDENCE, MEMORANDA, AGREEMENTS AND UNDERSTANDINGS (WRITTEN AND ORAL) ARE MERGED INTO AND SUPERSEDED BY THIS LEASE AND THERE ARE AND WERE NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES MADE BY LANDLORD IN CONNECTION WITH THIS LEASE. TENANT FURTHER AGREES THAT THERE ARE NO, AND TENANT EXPRESSLY WAIVES ANY AND ALL WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE OR IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE.

                IN TESTIMONY WHEREOF, the parties hereto have executed this Lease as of the date aforesaid.

                          LANDLORD:

                          The Exchange at Meadowmont LLC, a North Carolina limited liability company (SEAL)

                          By: Capital Associates Management, LLC, a North Carolina limited liability company (SEAL)

                                  By: /s/  Hugh D. Little                 (SEAL)
                                      ------------------------------------
                                           Hugh D. Little, Manager



                        TENANT:

                        Pozen Inc., a Delaware corporation

                        By: /s/  John E. Barnhardt
                            ------------------------------------------------
(Corporate Seal)
                        Name: John E. Barnhardt
                              ----------------------------------------------

                        Title: Vice President Finance and Administration
                               ---------------------------------------------

Attest:

By: /s/ Fred D. Hutchison
    ---------------------------------------
         __________ Secretary

                                   EXHIBIT A-1

                                  FLOOR PLAN(S)
                                  -------------


1414 Raleigh Road, Suite 400
Chapel Hill, North Carolina  27517

























   14,790   Occupied Square Feet
   x 1.15   Common Area Percentage Factor
   ------
   17,009   Square Feet

   [_] = Leased Premises

                                                                         HDL/JEB
                                                                         -------
                                                                        Initials

                                   EXHIBIT A-2

                                    THE LAND
                                    --------

     BEGINNING at an iron pipe located in the southwesterly margin of the right-of-way of North Carolina Highway 54, said point being located North 81 (degrees) 31' 52" West 557.59 feet and North 62 (degrees) 26' 38" West 614.21 feet from the NCSHC monument 28 JS 1 having North Carolina grid coordinates N=238,829.733 and E=608,673.605; running thence from said true beginning point South 27 (degrees) 33' 38" West 500.58 feet to a point; runs thence North 63 (degrees) 5' 0" West 352.11 feet to a point; runs thence North 64 (degrees) 47' 45" West 179.94 feet to a point; runs thence North 59 (degrees) 39' 48" West
140.55 feet to a point; runs thence North 57 (degrees) 2' 27" West 399.02 feet to a point; runs thence North 30 (degrees) 5' 57" East 155.34 feet to a point; runs thence North 0 (degrees) 13' 20" East 351.57 feet to a point located in the southwesterly margin of NC Highway 54; runs thence along the margin of said highway South 62 (degrees) 26' 38" East 280.19 feet to a point; runs thence South 54 (degrees) 18' 59" East 41.25 feet to a point; runs thence South 17 (degrees) 26' 48" East 41.25 feet to a point; runs thence South 62 (degrees) 26' 29" East 73 feet to a point; runs thence North 72 (degrees) 33' 21" East 41.24 feet to a point; runs thence South 70 (degrees) 34' 36" East 41.25 feet to a point; runs thence South 62 (degrees) 26' 38" East 730.91 feet to the point and place of Beginning and being all of Parcel 8 containing 12.659 acres as shown on that Minor Subdivision Plat prepared by the John R. McAdams Company, Inc. dated November 13, 1997 and last revised February 28, 2000.

                                                                         HDL/JEB
                                                                         -------
                                                                        Initials

                                   EXHIBIT A-3


                                   THE PROJECT
                                   -----------

                                                                         HDL/JEB
                                                                         -------
                                                                        Initials

                                    EXHIBIT B


                    ACCEPTANCE OF LEASED PREMISES MEMORANDUM
                    ----------------------------------------

Landlord and Tenant hereby agree that:

1. Except for those items shown on the attached "punch list", which Landlord shall use reasonable and diligent efforts to remedy within thirty (30) days after the date hereof, Landlord has fully completed the construction work required of Landlord under the terms of the Lease and the workletter attached as Exhibit C thereto, subject to Landlord's representation of the
                 ---------
     condition of the Leased Premises as set forth in Subsection 11.02 (s) of
                                                      --------------------
     this Lease.

2. The Leased Premises are tenantable, Landlord has no further obligation for construction (except as specified above), and Tenant acknowledges that the Leased Premises are satisfactory in all respects.

     All other terms and conditions of the Lease are hereby ratified and acknowledged to be unchanged.

     Agreed and Executed this ______ day of _______________________, 20___.



                                           TENANT:

                                           Pozen Inc., a Delaware corporation

                                           By:__________________________________
(Corporate Seal)
                                           Name:  ______________________________

                                           Title:  _____________________________

Attest:

By:  _________________________________
         __________ Secretary

                                                                         HDL/JEB
                                                                         -------
                                                                        Initials

                                    EXHIBIT C


                              WORKLETTER AGREEMENT
                              --------------------

1. Upfit. Landlord shall provide Tenant with a tenant improvement allowance (the
   -----
"Allowance") in the amount necessary to pay for all costs incurred by Landlord for the architectural and engineering (plumbing, mechanical and electrical) design and construction of the Upfit, as shown on the Schematic Space Plan, Exhibit C-1, which is attached hereto and incorporated herein by reference in
-----------
its entirety (the "Upfit"). Notwithstanding the foregoing, Tenant shall, upon receipt of Landlord's invoice therefor, which Landlord shall deliver to Tenant at the time the Leased Premises are substantially complete, reimburse Landlord in the amount equal to One Hundred Twenty Thousand Dollars ($120,000.00) for a portion of the construction costs for the Leased Premises.

2. Design. All partitions, doors, hardware, ceiling tile, window coverings,
   ------
plumbing, HVAC, lighting fixtures, switches, outlets and life safety items shall be designed in Landlord's standard manner. Carpet, paint, wall covering, and millwork shall be selected and designed in Landlord's standard manner and from Landlord's standard finishes, unless otherwise requested by Tenant, in accordance with Paragraph 4 herein. Tenant shall furnish to Landlord all other information and technical data reasonably necessary for the construction and the preparation of any detailed plans within four (4) business days of Landlord's request therefor, or as otherwise agreed to by Tenant and Landlord, so as not to delay any design and construction of the Upfit.

3. Approval of Plans. The Schematic Space Plan, which is attached hereto as
   -----------------
Exhibit C-1, shall hereinafter be referred to as the "Plans", and the Plans are
-----------
herein deemed to be approved by Tenant and Landlord. Any subsequent changes or modifications to the Plans requested by Tenant shall be made and accepted in writing by Landlord and Tenant and shall constitute an amendment to the Lease, and Tenant shall pay for any additional sums caused by such changes or modifications to the Plans immediately upon receipt of Landlord's invoice therefor.

4. Construction. After Tenant pays any and all excess costs as set forth in
   ------------
Paragraph 3 herein, if applicable, and prior to the start of the Term, Landlord shall be entitled to cause, and shall cause, the general contractor designated by Landlord to construct the Upfit in accordance with the Plans. Tenant shall permit Landlord (or Landlord's general contractor) to construct the Upfit during normal working hours and in the general contractor's standard manner.

5. Delay. Except as otherwise set forth in this Lease, the Commencement Date,
   -----
Expiration Date, and commencement of installments of Monthly Base Rent will not be postponed or delayed as a result of any delay from any cause attributable to Tenant, its agents, consultants, contractors, subcontractors or employees, including but not limited to, Tenant's approval of pricing (by November 15, 2001), selection of finishes (by December 3, 2001) and approval of construction drawings (by December 5, 2001).

6.  Intentionally deleted.

7. Tenant's Access to Leased Premises. Landlord will permit Tenant and its
   ----------------------------------
agents reasonable access to the Leased Premises during normal business hours fourteen (14) days prior to the Target Commencement Date for the purpose of installing telephone and computer cabling, equipment, fixtures and other personal property and such entry and use of the Leased Premises shall not constitute acceptance of the Leased Premises nor Tenant's acknowledgment of the Commencement Date of the Lease, unless Tenant commences the operation of any portion of its business therein. This right of entry onto the Leased Premises is a license from Landlord to Tenant which is subject to revocation in the event that Tenant or its employees, contractors or agents causes or is the cause of any labor dispute, delay or damage during such period which results from, whether directly or indirectly, the installation or delivery of the foregoing, or otherwise breaches any term, covenant or condition of this Lease. Prior to Tenant's entry onto the Leased Premises in accordance herewith, Tenant shall demonstrate to Landlord that it has obtained the insurance required and is in compliance with Section 8.04 of the Lease. Under no circumstances shall Landlord
                ------------
be liable or responsible for and Tenant agrees to assume all risk of loss or damage to such telephone and computer cabling, equipment, fixtures and other personal property and to indemnify, defend and hold Landlord harmless from any liability, loss or damage arising from any damage to the property of Landlord, or its contractors, employees or agents, and any death or personal injury to any person or persons to the extent caused by, attributable to or arising out of, whether directly or indirectly, Tenant's entry onto the Leased Premises or the delivery, placement, installation, or presence of the telephone and computer cabling, equipment, fixtures and other personal property, except to the extent that such loss or damage is caused solely by Landlord's willful misconduct or gross negligence or the willful misconduct or gross negligence of Landlord's contractors, agents or employees.

8. Warranties. Landlord shall cause the repair or replacement of any defects in
   ----------
material or workmanship in the Upfit installed by Landlord for a period of one
(1) year after the date of substantial completion of the Leased Premises, or the duration of any manufacturer's warranty, whichever is longer, provided Tenant notifies Landlord of such defect as soon as reasonably practicable after the date Tenant discovers such defect. LANDLORD MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, IN CONNECTION WITH THE UPFIT EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 8. Tenant's sole remedy for the breach of any applicable warranty shall be the remedy set forth in this Section 8. Tenant agrees that no other remedy, including without limitation, incidental or consequential damages for lost profits, injury to person or property or any other incidental or consequential loss, shall be available to Tenant.

                                                                         HDL/JEB
                                                                        --------
                                                                        Initials

9. Compliance with Certain Requirements. At any time before, during, and after
   ------------------------------------
construction, Landlord may require changes to the Plans and construction in order to comply with applicable building codes, other governmental requirements, and insurance requirements. Neither Landlord's nor Tenant's approval of the Plans is a warranty that the Plans comply with applicable building codes, other governmental requirements, and insurance requirements.

                                                                         HDL/JEB
                                                                        --------
                                                                        Initials

                                   EXHIBIT C-1

                              SCHEMATIC SPACE PLAN
                              --------------------

                                                                         HDL/JEB
                                                                        --------
                                                                        Initials

                                    EXHIBIT D


                                 BUILDING RULES
                                 --------------

         (1) The sidewalks, walks, plaza entries, corridors, concourses, ramps, staircases, escalators and elevators shall not be obstructed or used by Tenant, or the employees, agents, servants, visitors or licensees of Tenant, for any purpose other than ingress and egress to and from the Leased Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Leased Premises without the prior written consent of Landlord.

         (2) No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved by Landlord, and then only upon having been scheduled in advance. Any hand trucks, carryalls or similar appliances used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

         (3) Landlord shall have the right to prescribe the weight, position and manner of installation of safes, concentrated filing/storage systems or other heavy equipment which shall, if considered necessary by Landlord, be installed in a manner which shall insure satisfactory weight distribution. All damage done to the Building by reason of a safe or any other article of Tenant's office equipment being on the Leased Premises shall be repaired at the expense of Tenant. The time, routing and manner of moving safes or other heavy equipment shall be subject to prior written approval by Landlord.

         (4) Only persons authorized by Landlord shall be permitted to furnish newspaper, ice, drinking water, towels, barbering, shoe shining, janitorial services, floor polishing and other similar services and concessions to Tenant, and only at hours and under regulations fixed by Landlord. Tenant shall use no other method of heating or cooling than that supplied by Landlord.

         (5) Tenant, and the employees, agents, servants, visitors or licensees of Tenant, shall not at any time place, leave or discard any rubbish, paper, articles or objects of any kind whatsoever outside the doors of the Leased Premises or in the corridors or passageways of the Building. No animals, except for dogs trained to assist disabled persons, shall be brought or kept in or about the Leased Premises or the Building without the prior written consent of Landlord.

         (6) Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and, upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising. Landlord shall have the right to use Tenant's name in advertising announcements.

         (7) Tenant shall not place, or cause or allow to be placed, any sign or lettering whatsoever, in or about the Leased Premises except in and at such places as may be designated by Landlord and consented to by Landlord in writing. All lettering and graphics on corridor doors and walls shall conform to the Building standard prescribed by Landlord. No trademark shall be displayed on corridor doors and walls in any event, except on any floor fully leased by Tenant. Tenant may display trademarks on interior walls and doors of the Leased Premises. Landlord shall provide and maintain an alphabetical directory board in the ground floor lobby of the Building.

         (8) Canvassing, soliciting or peddling in the Building is prohibited and Tenant shall cooperate to prevent same.

         (9) Landlord shall have the right to exclude any person from the Building other than during customary business hours, and any person in the Building shall be subject to identification by employees and agents of Landlord. All persons in or entering the Building shall be required to comply with the security policies of the Building. If Tenant desires any additional security services for the Leased Premises, Tenant shall have the right (only with the advance written consent of Landlord) to obtain such additional services at Tenant's sole cost and expense. Tenant shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss, or damage. Landlord shall not be responsible for the theft, loss or damage of any property.

         (10) Only workers employed, designated or approved by Landlord may be employed for repairs, installations, alterations, painting, material moving and other similar work that may be done in or on the Leased Premises.

         (11) Tenant shall not do any cooking or conduct any restaurant, luncheonette, automat or cafeteria for the sale or service of food or beverages to its employees or to others, nor shall Tenant provide any vending machines without the prior written consent of Landlord. Tenant may, however, operate coffee bars by and for its employees and invitees.

         (12) Tenant shall not bring or permit to be brought or kept in or on the Leased Premises any inflammable, combustible, corrosive, caustic, poisonous, toxic or explosive substance or any substance deemed to be a hazardous substance under applicable environmental laws, or cause or permit any odors to permeate or emanate from the Leased Premises.

         (13) Tenant shall not mark, paint, drill into or in any way deface any part of the Building or the Leased Premises. No boring, driving of nails or screws, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not install coat hooks or identification plates on doors nor any resilient tile or similar floor covering in the Leased Premises except with the prior written approval of Landlord. The use of cement or other similar adhesive material is expressly prohibited.

                                                                         HDL/JEB
                                                                        --------
                                                                        Initials

         (14) Tenant shall not place any additional locks or bolts of any kind on any door in the Building or the Leased Premises or change or alter any lock on any door therein in any respect. Landlord shall furnish two (2) keys for each lock on exterior doors to the Leased Premises and shall, on Tenant's request and at Tenant's expense, provide additional duplicate keys. Tenant shall not make any duplicate keys. All keys shall be returned to Landlord upon the termination of the Lease, and Tenant shall give to Landlord the explanation of the combination of all safes, vaults and combination locks in the Leased Premises. Landlord may at all times keep a pass key to the Leased Premises. All entrance doors to the Leased Premises shall be left locked when the Leased Premises are not in use.

         (15) Tenant shall give immediate notice to Landlord in case of theft, unauthorized solicitation or accident in the Leased Premises or in the Building or of defects therein or in any fixtures or equipment, or of any known emergency in the Building.

         (16) Tenant shall place a water-proof tray under all plants in the Leased Premises and shall be responsible for any damage to the floors and/or carpets caused by over-watering such plants.

         (17) Tenant shall not use the Leased Premises or permit the Leased Premises to be used for photographic, multilith or multigraph reproductions, except in connection with its own business and not as a service for others, without Landlord's prior written permission.

         (18) Tenant shall not use or permit any portion of the Leased Premises to be used as an office for a public stenographer or typist, offset printing, the sale of liquor or tobacco, a barber or manicure shop, an employment bureau, a labor union office, a doctor's or dentist's office, a dance or music studio, any type of school, or for any use other than those specifically granted in this Lease.

         (19) Tenant shall not advertise for laborers giving the Leased Premises as an address, nor pay such laborers at a location in the Leased Premises.

         (20) Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the management office in the Building.

         (21) Tenant shall not place a load upon any floor of the Leased Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Business machines and mechanical and electrical equipment belonging to Tenant which cause noise, vibration, electrical or magnetic interference, or any other nuisance that may be transmitted to the structure or other portions of the Building or to the Leased Premises to such a degree as to be objectionable to Landlord or which interfere with the use or enjoyment by other tenants of their leased premises or the public portions of the Building, shall be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber, spring type or other vibration eliminators sufficient to eliminate noise or vibration.

         (22) Tenant shall furnish and install a chair mat for each desk chair in the Leased Premises.

         (23) No solar screen materials, awnings, draperies, shutters or other interior or exterior window coverings that are visible from the exterior of the Building or from the exterior of the Leased Premises within the Building may be installed by Tenant.

         (24) Tenant shall not place, install or operate within the Leased Premises or any other part of the Building any engine, stove or machinery, or conduct mechanical operations therein, without the written consent of Landlord.

         (25) No portion of the Leased Premises or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

         (26) For purposes of the Lease, holidays shall be deemed to mean and include the following: (a) New Year's Day; (b) Good Friday; (c) Memorial Day;
(d) Independence Day; (e) Labor Day; (f) Thanksgiving Day and the Friday following; and (g) Christmas Day.

         (27) Tenant shall at all times keep the Leased Premises neat and orderly.

         (28) All requests for overtime air conditioning or heating should be submitted in writing to the Building management office by 2:00 P.M. on the last prior business day.

         (29) Landlord reserves the right to rescind, add to and amend any rules or regulations, to add new rules or regulations, and to waive any rules or regulations with respect to any tenant or tenants.

         (30)   Corridor doors, when not in use, shall be kept closed.

         (31) All permitted alterations and additions to the Leased Premises must conform to applicable building and fire codes. Tenant shall obtain approval from the office of the Building with respect to any such modifications and shall deliver "as-built" plans therefor to the office of the Building on completion.

                                                                         HDL/JEB
                                                                        --------
                                                                        Initials

     (32) It is the intent of both Landlord and Tenant that any portion of the Leased Premises visible to the public hold a high quality professional image at all times. If, at any time during the Term, Landlord or Landlord's agent deems such visible area to hold less than a high quality professional image, Landlord will advise Tenant of desired changes to be made to such area to conform to the intent of this paragraph. Within three working days, Tenant will cause the desired changes to be made, or present Landlord with a plan for accomplishing such changes. Tenant shall have such additional time as is reasonably required to implement the plan, not to exceed 2 months; provided, however, that if Tenant is not diligently pursuing the plan for accomplishing such changes within ten working days, Landlord will provide draperies or blinds for the glassed area at Tenant's expense; Tenant will keep such draperies or blinds closed at all times.

          The carpet and wall coverings, which are to be located in the lobby of any Leased Premises that are visible to the public, must be consistent in color and style with the carpet and wall coverings located in the lobby area of the Building, and must be approved by Landlord prior to installation.

     (33) The Building has been designated a "non-smoking" building. Tenant and its employees, agents, servants, visitors and licensees are prohibited from smoking in the common areas both inside and outside of the Building, except in those areas designated as smoking areas. Tenant may designate the Leased Premises a "non-smoking" area, upon such terms as may be approved in advance by Landlord, at any time during the Term.

     (34) Tenant shall not play nor permit the playing of loud music in the Leased Premises or common areas.

     (35) No firearms, whether concealed or otherwise, shall be allowed in the Building at any time.

                                                                         HDL/JEB
                                                                        --------
                                                                        Initials

                                    EXHIBIT E

                          FORM OF ESTOPPEL CERTIFICATE

The undersigned ____________________________________________________ ("Tenant"),
in consideration of One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby certifies to _______________________________________________________ ("Landlord"), [the
holder or prospective holder of any mortgage covering the property] (the "Mortgagee") and [the vendee under any contract of sale with respect to the Property] (the "Purchaser") as follows:

1. Tenant and Landlord executed a certain Lease Agreement (the "Lease"), dated __________________, 20_____, covering the _____________ floor(s) shown attached on the plan annexed hereto as Exhibit A-1 (the "Leased Premises") in the building located in the _______________________________ known as and by the street number _______________________________________ (the "Building"), for a
term commencing on ________________________, 20______, and expiring on
____________________________________.

2. The Lease is in full force and effect and has not been modified, changed, altered or amended in any respect.

3. Tenant has accepted and is now in possession of the Leased Premises and is paying the full Rent under the Lease.

4. The Base Rent payable under the Lease is $__________________ per month. The Base Rent and all Additional Rent and other charges required to be paid under the Lease have been paid for the period up to and including _______________.

5.  Tenant has provided Landlord with the following as Security for the Lease:
______________________________.

6. No Rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

7. All work required under the Lease to be performed by Landlord has been completed to the full satisfaction of Tenant.

8. There are no defaults existing under the Lease on the part of either Landlord or Tenant.

9.  There is no existing basis for Tenant to cancel or terminate the Lease.

10. As of the date hereof, there exist no valid defenses, offsets, credits, deductions in rent or claims against the enforcement of any of the agreements, terms, covenants or conditions of the Lease.

11. Tenant affirms that any dispute with Landlord giving rise to a claim against Landlord is a claim under the Lease only and is subordinate to the rights of the holder of all first lien mortgages on the Building and shall be subject to all the terms, conditions and provisions thereof. Any such claims are not offsets to or defenses against enforcement of the Lease.

12. Tenant affirms that any dispute with Landlord giving rise to a claim against Landlord is a claim under the Lease only and is subordinate to the rights of the Purchaser pursuant to any contract of sale. Any such claims are not offsets to or defenses against enforcement of the Lease.

13. Tenant affirms that any claims pertaining to matters in existence at the time Tenant took possession and which are known to or which were then readily ascertainable by Tenant shall be enforced solely by money judgment and/or specific performance against the Landlord named in the Lease and may not be enforced as an offset to or defense against enforcement of the Lease.

14. There are no actions, whether voluntary or otherwise, pending against or contemplated by Tenant under the bankruptcy laws of the United States or any state thereof.

15. There has been no material adverse change in Tenant's financial condition between the date hereof and the date of the execution and delivery of the Lease.

16. Tenant acknowledges that Landlord has informed Tenant that an assignment of Landlord's interest in the Lease has been or will be made to the Mortgagee and that no modification, revision, or cancellation of the Lease or amendments thereto shall be effective unless a written consent thereto of the Mortgagee is first obtained, and that until further notice payments under the Lease may continue as heretofore.

17. Tenant acknowledges that Landlord has informed Tenant that Landlord has entered into a contract to sell the Property to Purchaser and that no modification, revision or cancellation of the Lease or amendments thereto shall be effective unless a written consent thereto of the Purchaser has been obtained.

                                                                         HDL/JEB
                                                                        --------
                                                                        Initials

18. This certification is made to induce Purchaser to consummate a purchase of the Property and to induce Mortgagee to make and maintain a mortgage loan secured by the Property and/or to disburse additional funds to Landlord under the terms of its agreement with Landlord, knowing that said Purchaser and Mortgagee rely upon the truth of this certificate in making and/or maintaining such purchase or mortgage or disbursing such funds, as applicable.

19. Except as modified herein, all other provisions of the Lease are hereby ratified and confirmed.


                                          TENANT:

                                          Pozen Inc., a Delaware corporation

                                          By:__________________________________
(Corporate Seal)
                                          Name: _______________________________

                                          Title: ______________________________

                                          Date: _______________________________
Attest:

By:  _________________________________
         __________ Secretary

                                                                         HDL/JEB
                                                                        --------
                                                                        Initials

                                    EXHIBIT F

                                  HVAC SCHEDULE
                                  -------------

     Subject to the provisions of Section 5.01 of the Lease and excluding
                                  ------------
holidays, as set forth in #26 of Exhibit D, Landlord will furnish Building
                                 ---------
standard heating, ventilating and air conditioning between 8:00 a.m. and 6:00 p.m. on weekdays (from Monday through Friday, inclusive) and Saturdays between 8:00 a.m. and 1:00 p.m. Upon request of Tenant made in accordance with the rules and regulations for the Building, Landlord will furnish air conditioning and heating at other times (that is, at times other than the times specified above), in which event Tenant shall reimburse Landlord for furnishing such services on the following basis:

     Tenant shall reimburse Landlord at the rate of Twenty-five and No/100 Dollars ($25.00) per hour per air handling unit which is activated to provide the requested air conditioning or heating service; provided, such rate is based upon the "Kilowatt Hour rate" (as hereinafter defined) for electricity as of January 1, 1995 (the "Base Rate"), and if and when the Kilowatt Hour Rate increases over the Base Rate, the aforesaid rate of Twenty-five and No/100 Dollars ($25.00) per hour per air handling unit thereof shall automatically increase proportionately. For example, if the Kilowatt Hour Rate increases by 10% over the Base Rate, said rate shall automatically increase by 10%. The "Kilowatt Hour Rate" shall mean the actual average cost per kilowatt hour charged by the public utilities providing electricity to the Building, or if said public utilities shall cease charging for electricity on the basis of a kilowatt hour, the Kilowatt Hour Rate shall mean the actual average cost per equivalent unit of measurement substituted therefor by said public utilities. The Base Rate is hereby stipulated to be $.0600 per kilowatt hour.

     Setback temperatures in the Building will be maintained between a range of sixty degrees Fahrenheit (60 (degrees)F) during the winter (or heating) months and eighty-three degrees Fahrenheit (83 (degrees)F) during the summer (or cooling) months.

                                                                         HDL/JEB
                                                                        --------
                                                                        Initials
                                       28

                                    EXHIBIT G

                                 RENEWAL OPTIONS
                                 ---------------

     A. As long as (i) Tenant is not in default in the performance of its covenants under this Lease pursuant to Section 9.02 at the time of exercise of
                                       ------------
this renewal option or at the time of commencement of the renewal, (ii) Tenant is not in default of the Lease pursuant to Section 9.02, and has not been in
                                           ------------
material default more than three (3) times during the Term, as set forth in
Section 9.02, and (iii) Tenant is in occupancy of the Leased Premises at the
------------
time of exercise of this renewal option and at the time of commencement of the Renewal Term (as hereinafter defined), then Tenant is granted the option to renew the Term of this Lease for a period of either five (5) or three (3) additional years, at Tenant's sole discretion ("Renewal Term"), to commence at the expiration of the initial Term of this Lease. Tenant shall exercise its option to renew by delivering written notice of such election including the length of the Renewal Term, to Landlord at least twelve (12) months prior to the expiration of the initial Term. The renewal of this Lease shall be upon the same terms and conditions of this Lease, except (a) the Base Rent during the Renewal Term shall be the then prevailing Market Base Rent Rate (defined below) for similar space in the Building or Project at the time the Renewal Term commences, but in no event less than the Base Rent plus Additional Rent that Tenant is then paying under the terms of this Lease, (b) Tenant shall have no option to renew this Lease beyond the expiration of the Second Renewal Term (as defined below),
(c) Tenant shall not have the right to assign its renewal rights to any subtenant of the Leased Premises or assignee of the Lease, nor may any such subtenant or assignee exercise such renewal rights, and (d) the leasehold improvements will be provided in their then existing condition (on an "as is" basis) at the time the Renewal Term commences, except that Landlord shall provide Tenant with a refurbishment allowance of Eight Dollars ($8.00) per square foot contained in the Leased Premises at the time the Renewal Term commences provided Tenant has renewed the term for an additional five (5) year period.

     B. In the event Tenant exercises the renewal option set forth above, and as long as (i) Tenant is not in default in the performance of its covenants under this Lease pursuant to Section 9.02 at the time of exercise of this renewal
                       ------------
option or at the time of commencement of the renewal, (ii) Tenant is not in default of the Lease pursuant to Section 9.02, and has not been in material
                                 -------------
default more than three (3) times during the Term, as set forth in Section 9.02,
                                                                   ------------
and (iii) Tenant is in occupancy of the Leased Premises at the time of exercise of this renewal option and at the time of commencement of the Second Renewal Term (as hereinafter defined), then Tenant is granted the additional option to renew the Term of this Lease (the "Second Renewal Option") for a period of three
(3) additional years ("Second Renewal Term"), to commence at the expiration of the Renewal Term. Tenant shall exercise its option to renew by delivering written notice of such election to Landlord at least twelve (12) months prior to the expiration of the Renewal Term. The renewal of this Lease for the Second Renewal Term shall be upon the same terms and conditions of this Lease, except
(a) the Base Rent during the Second Renewal Term shall be the then prevailing Market Base Rent Rate (defined below) for similar space in the Building or Project at the time the Second Renewal Term commences, but in no event less than the Base Rent plus Additional Rent that Tenant is then paying under the terms of this Lease, (b) Tenant shall have no option to renew this Lease beyond the expiration of the Second Renewal Term, (c) Tenant shall not have the right to assign its renewal rights to any subtenant of the Leased Premises or assignee of the Lease, nor may any such subtenant or assignee exercise such renewal rights, and (d) the leasehold improvements will be provided in their then existing condition (on an "as is" basis) at the time the Second Renewal Term commences.

     As used in this Lease, the term "Market Base Rent Rate" shall mean the annual rental rate then being charged in Chapel Hill, North Carolina for space comparable to the space for which the Market Base Rent Rate is being determined (taking into consideration, but not limited to, use, location and/or floor level within the applicable building, definition of rentable area, leasehold improvements provided, quality and location of the applicable building, rental concessions [such as abatements or Lease assumptions] and the time the particular rate under consideration became effective). It is agreed that bona fide written offers to lease the Leased Premises or comparable space made to Landlord by third parties (at arm's-length) may be used by Landlord as an indication of Market Base Rent Rate.

     Whenever in this Lease a provision calls for a rental rate to be, or be adjusted to, the Market Base Rent Rate, Tenant shall continue to pay Base Rent and the Additional Rent as provided in this Lease.

                                       29

                                                                      HDL/JEB
                                                                      -------
                                                                     Initials

                                    EXHIBIT H

                               FIRST OFFER RIGHTS
                               ------------------

         A. As long as (i) Tenant is not in default in the performance of its covenants under this Lease pursuant to Section 9.02 at the time of exercise of
                                       ------------
this expansion option or at the time of commencement of the term for the additional space, (ii) Tenant is not in default of the Lease pursuant to Section
                                                                         -------
9.02, and has not been in material default more than three (3) times during the
----
Term, as set forth in Section 9.02, and (iii) Tenant is in occupancy of the
                      ------------
Leased Premises at the time of exercise of this expansion option and at the time of commencement of the term for the additional space, then Landlord hereby grants to Tenant, but not any assignee or subtenant of Tenant, a right (the "First Offer Right") during the initial Term of the Lease to lease any additional square footage that may become available on the fourth (4th) floor of the Building (the "Space") at the prevailing Market Base Rent Rate (defined below), upon the following terms and conditions:

         1. On or before one hundred eighty (180) days prior to the expiration of the existing lease for the Space, including any renewal or extension periods, Landlord shall provide Tenant with written notice of the availability of the Space and written terms of the expansion.

         2. Tenant shall then have five (5) business days from the date of Landlord's notice in which to respond, in writing.

         3. If Tenant does not respond to Landlord's notice within such five (5) business day period or provides Landlord with written notice that Tenant does not elect to lease the Space, then the First Offer Right shall terminate with regard to such Space, and Landlord may thereafter lease such Space to any third party(ies) at any time and from time to time, and Tenant shall have no further rights with respect thereto.

         4. If Tenant elects to lease such additional space, Tenant shall provide Landlord with written notice of such election within five (5) business days of the date of Landlord's notice. The parties shall then promptly execute an amendment to the Lease adding such Space and adjusting the Rent. The term of the Lease with regard to the Space shall commence on Tenant's occupancy of such Space; provided, however, that in no event shall the commencement date be later than thirty (30) days after the expiration of the prior tenant's lease. The term of the Lease for the Space shall expire coterminously with the Term for the current Leased Premises or three (3) years from the commencement date of the term for the Space, whichever is later. Tenant shall accept such Space in "AS IS" condition.

         As used in this Lease, the term "Market Base Rent Rate" shall mean the annual rental rate then being charged in Chapel Hill, North Carolina for space comparable to the space for which the Market Base Rent Rate is being determined (taking into consideration, but not limited to, use, location and/or floor level within the applicable building, definition of rentable area, leasehold improvements provided, quality and location of the applicable building, rental concessions [such as abatements or Lease assumptions] and the time the particular rate under consideration became effective). It is agreed that bona fide written offers to lease the Leased Premises or comparable space made to Landlord by third parties (at arm's-length) may be used by Landlord as an indication of Market Base Rent Rate.

         B. As long as (i) Tenant is not in default in the performance of its covenants under this Lease pursuant to Section 9.02 at the time of exercise of
                                       ------------
this expansion option or at the time of commencement of the term for the additional space, (ii) Tenant is not in default of the Lease pursuant to Section
                                                                         -------
9.02, and has not been in material default more than three (3) times during the
----
Term, as set forth in Section 9.02, and (iii) Tenant is in occupancy of the
                      ------------
Leased Premises at the time of exercise of this expansion option and at the time of commencement of the term for the additional space, then Landlord hereby grants to Tenant, but not any assignee or subtenant of Tenant, a second right (the "Second First Offer Right") to lease between 2,500 and 5,000 additional square feet of space (the amount of the square footage within that range shall be determined at Landlord's sole discretion), that Landlord makes available to Tenant on the fourth (4/th/) floor of the Building (the "Second Space") at the prevailing Market Base Rent Rate, upon the following terms and conditions:

         1. On or before the end of the thirty-sixth (36/th/) month of the initial Term of the Lease Tenant shall provide Landlord with notice of its intent to lease such Second Space.

         2. Landlord to notify Tenant of the specific amount of square footage to be contained in the Second Space, and an approximate date on which the Second Space shall become available to Tenant (such date to be between the thirty-sixth [36/th/] and fifty-fourth [54/th/] months of the initial Term of the Lease).

         3. On or before ninety (90) days prior to the commencement of the term for the Second Space, Landlord will deliver written notice to Tenant of the actual delivery date of the Second Space.

         4. Tenant shall accept any such Second Space in "AS IS" condition, and the terms and conditions of the Lease shall apply to the Second Space.

                                       30

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

                                    EXHIBIT I
                                  (page 1 of 2)

                            JANITORIAL SPECIFICATIONS
                            -------------------------

                                       31
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                                                                       Initials

                                    EXHIBIT I
                                  (page 2 of 2)

                            JANITORIAL SPECIFICATIONS
                            -------------------------

                                       32
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                                                                    Initials